EXHIBIT 4.17

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

EXECUTION COPY

PURCHASE AGREEMENT

by and among

ALFA, S.A.B. de C.V.,

AT&T CORP.,

AT&T TELECOM MEXICO INC.

and

ALESTRA, S. de R.L. de C.V.

Dated as of April 14, 2011

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

i

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

TABLE OF CONTENTS

(continued)

ii

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

TABLE OF CONTENTS

(continued)

iii

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

PURCHASE AGREEMENT

This PURCHASE AGREEMENT, dated April 14, 2011 (the “Agreement”), by and among Alfa, S.A.B. de C.V., a company incorporated under the laws of Mexico (the “Purchaser”), AT&T Telecom Mexico Inc., a company incorporated under the laws of the state of Delaware (the “Seller”), AT&T Corp., a company incorporated under the laws of the state of New York (“AT&T” and together with the Seller, the “AT&T Parties”), and Alestra, S. de R.L. de C.V., a company incorporated under the laws of Mexico (the “Company”).

W I T N E S S E T H:

WHEREAS, the Purchaser and the Seller, together with other parties, formed the Company in October 1995 and entered into that certain Second Amended and Restated Joint Venture Agreement, dated as of October 17, 1996 (as amended by the JVA Addendum (as defined below), the “JVA”), among Purchaser, the AT&T Parties and the other parties thereto, as amended by the Addendum to the Second Amended and Restated Joint Venture Agreement, dated as of November 30, 2005 (the “JVA Addendum”), among Purchaser, the AT&T Parties and the other parties thereto;

WHEREAS, since January 1997, the Company has continuously provided telecommunication services in Mexico;

WHEREAS, the Seller owns 49% of the outstanding capital stock of the Company, consisting of three Series B Social Part (“Purchased Series B”) and two Series N Social Part (“Purchased Series N” and together with Purchased Series B, the “Alestra Social Parts”);

WHEREAS, the Seller also owns 4.53% of the outstanding capital stock of Alestra Telecomunicaciones Inalambricas, S. de R.L. de C.V., a company incorporated under the laws of Mexico and an Affiliate of the Company (“ATI”), consisting of two Series B Social Parts (the “ATI Social Parts”) and 0.0007% of the outstanding capital stock of Servicios Alestra, S.A. de C.V., a company incorporated under the laws of Mexico and a Subsidiary of the Company (“Servicios”), consisting of one Series B Social Parts (the “Servicios Shares” and together with the Alestra Social Parts and ATI Social Parts, the “Purchased Equity”);

WHEREAS, AT&T has deployed infrastructure for the AT&T Global Network (“AGN”) in countries around the world to enable AT&T, directly or indirectly through its affiliates, resellers and local service providers, to provide AT&T global seamless services to its business customers with locations worldwide;

WHEREAS, on February 13, 2003, AT&T, Purchaser and the other parties thereto entered into an AGN Principles Agreement in which the parties thereto agreed to analyze the feasibility of a specific proposal to deploy the AGN, to deliver AT&T Global Services to customers in Mexico through the Company and to authorize the Company to market, sell and provide AT&T Global Services in Mexico as an affiliate of AT&T (in spite of the Company not being a controlled affiliate of AT&T);

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

WHEREAS, following such analysis, in August of 2004, AT&T and the Company entered into the AT&T Global Network Cooperation Agreement, which terminated as of June 30, 2010;

WHEREAS, AT&T and the Company entered into a new AT&T Global Network Cooperation Agreement, effective as of July 1, 2010 (as amended, the “AGN Agreement”), which has a scheduled termination date of June 30, 2013 including certain provisions related to the continuation of the services beyond that date during a certain wind down period;

WHEREAS, AT&T (on behalf of itself and the Seller), the Purchaser and the Company have entered into a Non-Binding Memorandum of Understanding, dated as of December 17, 2010 (the “MOU”), whereby the parties have agreed to materially alter their relationship;

WHEREAS, to accomplish the objectives of the MOU, on the date hereof, (i) the Purchaser, the Company and the AT&T Parties have entered into this Agreement and (ii) the Company and AT&T have entered into the Nodes Purchase Agreement (the “Nodes Purchase Agreement” and together with this Agreement, the “Transactions”); and

WHEREAS, certain terms used in this Agreement are defined in Section 1.1.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Certain Definitions. For purposes of this Agreement, the following terms shall have the meanings specified in this Section 1.1:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, and the term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise. For the avoidance of doubt, it is acknowledged and agreed that for purposes of this Agreement, none of the AT&T Parties, the Purchaser or their Subsidiaries is an Affiliate of the Company.

“Business Day” means any day of the year on which national banking institutions in both Mexico and the United States are open to the public for conducting business and are not required or authorized to close.

“Contract” means any contract, agreement, indenture, note, bond, mortgage, loan, instrument, lease, license, commitment or other arrangement, understanding, undertaking, commitment or obligation, whether written or oral.

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

“Divestiture Agreement” means (i) a letter of intent, memorandum of understanding, term sheet or similar document with one or more Third Parties, in each case that has been signed or otherwise agreed upon, or (ii) a binding agreement with one or more Third Parties.

“Divestiture Announcement” means a press release, a filing with any applicable securities regulatory authority or securities exchange, or any other public announcement, in each case issued or made by a Transaction Person with respect to a possible Divestiture Transaction.

“Governmental Body” means any government or governmental or regulatory body thereof, or political subdivision thereof, whether federal, state, local or foreign, or any agency, instrumentality or authority thereof, or any court or arbitrator (public or private).

“Knowledge” means, with respect to any Person that is not an individual, the actual knowledge of such Person’s executive officers and all other officers and senior managers having responsibility relating to the applicable matter or, in the case of an individual, actual knowledge.

“Law” means any foreign, federal, state or local law (including common law), statute, code, ordinance, rule, regulation, Order or other requirement.

“Legal Proceeding” means any judicial, administrative or arbitral actions, suits, mediation, investigation, inquiry, proceedings or claims (including counterclaims) by or before a Governmental Body.

“Lien” means any lien, pledge, mortgage, deed of trust, security interest, claim, lease, charge, option, right of first refusal, easement, servitude, proxy, voting trust or agreement, transfer restriction under any shareholder or similar agreement, encumbrance or any other restriction or limitation whatsoever.

“MX$” means the legal currency of the United Mexican States.

“Order” means any order, injunction, judgment, doctrine, decree, ruling, writ, assessment or arbitration award of a Governmental Body.

“Permits” means any approvals, authorizations, consents, licenses, permits or certificates of a Governmental Body.

“Person” means any individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Body or other entity.

“Promissory Note” means the promissory note(s) executed by Purchaser documenting the unpaid balance of the Purchase Price pursuant to Section 2.3 and/or the amounts owed by Purchaser and the Company pursuant to Section 6.9.

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

“Purchaser’s Nominee” means the Mexican entity Affiliate of Purchaser (identified by Purchaser at least two Business Days prior to the Closing) that will hold a de minimis portion of the Purchased Equity in Alestra and ATI.

“Seller Taxes” shall mean (i) taxes measured by income (including branch profits taxes) and franchise and other similar taxes imposed in lieu of income taxes, in each case imposed on the Seller as a result of a present or former connection between the Seller and the jurisdiction of the Governmental Body imposing such tax or any political subdivision or taxing authority thereof or therein (other than such connection arising solely from the Seller having received a payment under, or enforced, any Promissory Note) and (ii) taxes that are directly attributable to the failure (other than as a result of a change in any requirement of Law) by the Seller to deliver the documentation required to be delivered pursuant to Section 10.1(c).

“Subsidiary” means, with respect any Person, any entity of which (i) a majority of the outstanding share capital, voting securities or other equity interests is owned, directly or indirectly, by such Person or (ii) such Person is entitled, directly or indirectly, to appoint a majority of the board of directors, board of managers or comparable body of such entity.

“Tax Option” means the option available to Seller pursuant to Articles 190 and 208 of the Mexican Income Tax Act and regulations thereunder.

“Transfer” means the sale by Seller to Purchaser of the Purchased Equity free and clear of any Lien, except for those restrictions expressly set forth in the JVA or expressly contemplated in this Agreement or as imposed by applicable securities laws.

“United States” or “U.S.” means the United States of America.

1.2 Terms Defined Elsewhere in this Agreement. For purposes of this Agreement, the following terms have meanings set forth in the sections indicated:

Term	Section

Adjusted Differential Amount	6.7
AGN	Recitals
AGN Agreement	Recitals
AGNS	6.2
Affected Party	6.3(c)
Agreement	Preamble
Alestra Social Parts	Recitals
AT&T	Preamble
AT&T Indemnified Parties	8.2(b)
AT&T Parties	Preamble
ATI	Recitals
ATI Social Parts	Recitals
Closing	2.4
Closing Date	2.4
COFECO	7.1(e)

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

Company	Preamble
Company Documents	4.2
Divestiture Transaction	6.7
JVA	Recitals
JVA Addendum	Recitals
ICC Rules	10.5(a)
Key Employee	6.3(a)
Losses	8.2(a)
MOU	Recitals
Nodes Purchase Agreement	Recitals
Purchase Price	2.2
Purchased Equity	Recitals
Purchased Series B	Recitals
Purchased Series N	Recitals
Purchaser	Preamble
Purchaser Documents	5.2
Purchaser Indemnified Parties	8.2(a)
SCT	7.1(e)
Seller	Preamble
Seller Documents	3.2
Servicios	Recitals
Servicios Shares	Recitals
Termination and Release	6.6
Termination Date	9.1(a)
Third Party	Exhibit D
Transaction Person	Exhibit D
Transactions	Recitals

1.3 Other Definitional and Interpretive Matters.

(a) Unless otherwise expressly provided, for purposes of this Agreement, the following rules of interpretation shall apply:

Calculation of Time Period. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.

Dollars. Any reference in this Agreement to US$ shall mean U.S. dollars.

Exhibits/Schedules. The Exhibits and Schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Exhibit but not otherwise defined therein shall be defined as set forth in this Agreement.

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

Gender and Number. Any reference in this Agreement to gender shall include all genders, and words imparting the singular number only shall include the plural and vice versa.

Headings. The provision of a Table of Contents, the division of this Agreement into Articles, Sections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement. All references in this Agreement to any “Section” are to the corresponding Section of this Agreement unless otherwise specified.

Herein. The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires.

Including. The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it.

(b) The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

ARTICLE II

SALE AND PURCHASE OF PURCHASED EQUITY, PURCHASE PRICE; CLOSING

2.1 Sale and Purchase of Purchased Equity. Upon the terms and subject to the conditions contained herein, on the Closing Date, Seller agrees to Transfer to Purchaser and Purchaser’s Nominee, and Purchaser and Purchaser’s Nominee agree to purchase from Seller, the Purchased Equity.

2.2 Purchase Price. The aggregate purchase price to be paid by Purchaser for the Purchased Equity shall be an amount equal to US$[***] (the “Purchase Price”). The allocation of the Purchase Price to the Purchased Equity identified by issuer entity and by equity interest or share value, as applicable, and payable by Purchaser pursuant to Section 2.3, is set forth in Exhibit B. If any Adjusted Differential Amount is paid as provided in Section 6.7, such payment shall be accounted for as an adjustment of the Purchase Price.

2.3 Payment of Purchase Price. The Purchaser shall pay the Purchase Price as follows: (i) US$[***] in cash at Closing to an account designated by the Seller at least five (5) Business Days prior to Closing, and (ii) US$[***] to the Seller in six equal installments of US$[***] per installment, plus accrued interest, at the end of each calendar quarter, with the first installment due on last day of the full calendar quarter immediately following the Closing (for the avoidance of doubt, if the Closing Date is [***], then the first installment will be due on [***] and the last installment will be due on [***]); provided, however, that (w) the unpaid amounts set forth in Section 2.3(ii) shall be documented in a series of negotiable instruments pursuant to the form of Promissory Note set forth on Exhibit C evidencing the installment payments under

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Section 2.3(ii), made by Purchaser and delivered at the Closing on the Closing Date to Seller, and will accrue ordinary interest at a rate of 5.45% per annum and shall provide for late payment at the rate of 6.45% per annum, in each case compounded annually, (x) the Purchaser shall have the right to prepay in advance at any time all or any portion of the unpaid amount without premium or penalty and (y) if the end of a calendar quarter is a non-Business Day, the payment shall be due on the next succeeding Business Day. All payments to be made by Purchaser to Seller pursuant to the terms of this Agreement shall be effected via irrevocable wire transfers of readily available funds in the United States.

2.4 Closing Date. The consummation of the sale and purchase of the Purchased Equity provided for in Section 2.1 (the “Closing”) shall take place at the offices of Weil, Gotshal & Manges LLP located at 767 Fifth Avenue, New York, New York 10153 (or at such other place as the parties may designate in writing) at 10:00 a.m. (New York City time) within five (5) Business Days after all of the conditions set forth in Article VII have been satisfied or duly waived by the applicable party (other than conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or waiver of those conditions at such time), or at such other date as may be agreed upon by the parties (the “Closing Date”). It is anticipated that the closing of the Nodes Purchase Agreement will occur immediately after, but on the same date as, the Closing of this Agreement.

2.5 Deliveries on the Closing Date.

(a) At the Closing, the Seller shall Transfer to Purchaser and Purchaser’s Nominee the following equity interest certificates representing the Alestra Social Parts, duly assigned, and the Company shall deliver to the Seller and Purchaser a certification that the Transfer has been recorded:

Certificate Number:	Section:	Series:

84	Fixed	“B”

85	Fixed	“B”

89	Fixed	“N”

87	Variable	“B”

91	Variable	“N”

As follows:

Buyer:	Certificate Number:	Par Value:

Purchaser	84, 89, 87 and 91	Without expression of par value

Alfa Subsidiarias Servicios, S.A. de C.V.	85	Without expression of par value

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

(b) At the Closing, the Seller shall Transfer to Purchaser and Purchaser’s Nominee the following equity interest certificates representing the ATI Social Parts, duly assigned, and the Company shall deliver to the Seller and Purchaser a certification that the Transfer has been recorded:

Certificate Number:	Section:	Series:

6	Fixed	“B”

8	Variable	“B”

As follows:

Buyer:	Certificate Number:	Par Value:

Purchaser	6 and 8	Without expression of par value

(c) At the Closing, the Seller shall Transfer to Purchaser the following certificates representing the Servicios Shares, duly endorsed in favor of Purchaser:

Certificate Number:	Section:	Series:

21	Fixed	“B”

As follows:

Buyer:	Certificate Number:	Par Value:

Purchaser	21	MX$1,000.00

ARTICLE III

REPRESENTATIONS AND WARRANTIES RELATING TO THE AT&T PARTIES

Each AT&T Party, jointly and severally, hereby represents and warrants to Purchaser that:

3.1 Organization and Good Standing. Each AT&T Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

3.2 Authorization of Agreement. Each AT&T Party has all requisite power, authority and legal capacity to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by each

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

AT&T Party in connection with the consummation of the transactions contemplated by this Agreement (the “Seller Documents”), and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and each of the Seller Documents, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by all required action on the part of such AT&T Party. This Agreement has been, and each of the Seller Documents will be at or prior to the Closing, duly and validly executed and delivered by such AT&T Party and (assuming due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each of the Seller Documents when so executed and delivered will constitute, legal, valid and binding obligations of such AT&T Party, enforceable against such AT&T Party in accordance with its terms; subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

3.3 Conflicts; Consents of Third Parties.

(a) Except as set forth in Section 7.1(e), none of the execution and delivery by such AT&T Party of this Agreement or the Seller Documents, the consummation of the transactions contemplated hereby or thereby, or compliance by such AT&T Party with any of the provisions hereof or thereof will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination or cancellation under any provision of (i) the certificate of incorporation, by-laws or comparable organizational documents of such AT&T Party; (ii) any material Contract or Permit to which any AT&T Party is a party or by which any of the properties or assets of such AT&T Party are bound; (iii) any Order of any Governmental Body applicable to such AT&T Party or by which any of the properties or assets of such AT&T Party are bound; or (iv) any applicable Law in any material respect.

(b) No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of such AT&T Party in connection with the execution and delivery of this Agreement, the Seller Documents, the compliance by such AT&T Party with any of the provisions hereof or thereof, or the consummation of the transactions contemplated hereby, except as set forth in Section 7.1(e).

3.4 Ownership and Transfer of Purchased Equity. Seller is the record and beneficial owner of the Purchased Equity, free and clear of any and all Liens except for those restrictions expressly set forth in the JVA or expressly contemplated in this Agreement or as imposed by applicable securities laws. Seller has the power and authority to Transfer the Purchased Equity and deliver such Purchased Equity as provided in this Agreement, and such Transfer will convey to Purchaser good and marketable title to such Purchased Equity, free and clear of any and all Liens, except for those restrictions expressly set forth in the JVA or expressly contemplated in this Agreement or as imposed by applicable securities laws. The Seller and its Affiliates have no rights or interests in the equity of Company, Servicios, ATI or their Affiliates other than the Purchased Equity.

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

3.5 Litigation. There is no Legal Proceeding pending or, to the Knowledge of each AT&T Party, threatened against any AT&T Party or any Affiliate of an AT&T Party or to which any AT&T Party or any Affiliate of an AT&T Party is otherwise a party relating to this Agreement, the Seller Documents, the Purchased Equity or the transactions contemplated hereby or thereby.

3.6 Financial Advisors. No Person has acted, directly or indirectly, as a broker, finder or financial advisor for any AT&T Party in connection with the transactions contemplated by this Agreement and no Person is or will be entitled to any fee or commission or like payment in respect thereof.

3.7 Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Agreement, neither AT&T Party makes any other express or implied representation or warranty in connection with the transactions contemplated hereby.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES RELATING TO THE COMPANY

The Company hereby represents and warrants to the AT&T Parties and Purchaser that:

4.1 Organization and Good Standing. The Company is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.

4.2 Authorization of Agreement. The Company has all requisite power, authority and legal capacity to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by the Company in connection with the consummation of the transactions contemplated by this Agreement (the “Company Documents”), and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and each of the Company Documents, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by all required action on the part of the Company. This Agreement has been, and each of the Company Documents will be at or prior to the Closing, duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each of the Company Documents when so executed and delivered will constitute, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms; subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

4.3 Litigation. There is no Legal Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any Affiliate of the Company or to which the Company or any Affiliate of the Company is otherwise a party relating to this Agreement, the Seller Documents, the Purchased Equity or the transactions contemplated hereby or thereby.

4.4 Conflicts; Consents of Third Parties.

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

(a) Except as set forth in Section 7.2(e), none of the execution and delivery by the Company of this Agreement or the Company Documents, the consummation of the transactions contemplated hereby or thereby, or compliance by the Company with any of the provisions hereof or thereof will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination or cancellation under any provision of (i) the certificate of incorporation, by-laws or comparable organizational documents of the Company; (ii) any material Contract or Permit to which the Company is a party or by which any of the properties or assets of the Company are bound; (iii) any Order of any Governmental Body applicable to the Company or by which any of the properties or assets of the Company are bound; or (iv) any applicable Law in any material respect.

(b) No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Company in connection with the execution and delivery of this Agreement, the Company Documents, the compliance by the Company with any of the provisions hereof or thereof, or the consummation of the transactions contemplated hereby, except as set forth in Section 7.2(e).

4.5 Financial Advisors. No Person has acted, directly or indirectly, as a broker, finder or financial advisor for the Company in connection with the transactions contemplated by this Agreement and no Person is or will be entitled to any fee or commission or like payment in respect thereof.

4.6 Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Agreement, the Company makes no other express or implied representation or warranty in connection with the transactions contemplated hereby.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PURCHASER

The Purchaser hereby represents and warrants to the AT&T Parties that:

5.1 Organization and Good Standing. The Purchaser is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.

5.2 Authorization of Agreement. The Purchaser has all requisite power, authority and legal capacity to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by the Purchaser in connection with the consummation of the transactions contemplated by this Agreement (the “Purchaser Documents”), and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and each of the Purchaser Documents, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized and approved by all required action on the part of the Purchaser. This Agreement has been, and each of the Purchaser Documents will be at or prior

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

to the Closing, duly and validly executed and delivered by the Purchaser and (assuming due authorization, execution and delivery by the other parties hereto and thereto) this Agreement constitutes, and each of the Purchaser Documents when so executed and delivered will constitute, legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with its terms; subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

5.3 Conflicts; Consents of Third Parties.

(a) Except as set forth in Section 7.2(e), none of the execution and delivery by the Purchaser of this Agreement or the Purchaser Documents, the consummation of the transactions contemplated hereby or thereby, or compliance by the Purchaser with any of the provisions hereof or thereof will conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination or cancellation under any provision of (i) the certificate of incorporation, by-laws or comparable organizational documents of the Purchaser; (ii) any material Contract or Permit to which the Purchaser is a party or by which any of the properties or assets of the Purchaser is bound; (iii) any Order of any Governmental Body applicable to the Purchaser or by which any of the properties or assets of the Purchaser is bound; or (iv) any applicable Law in any material respect.

(b) No consent, waiver, approval, Order, Permit or authorization of, or declaration or filing with, or notification to, any Person or Governmental Body is required on the part of the Purchaser in connection with the execution and delivery of this Agreement, the Purchaser Documents, the compliance by the Purchaser with any of the provisions hereof or thereof, or the consummation of the transactions contemplated hereby, except as set forth in Section 7.2(e).

5.4 Litigation. There are no Legal Proceedings pending or, to the Knowledge of the Purchaser, threatened against the Purchaser or any Affiliate of the Purchaser or to which Purchaser or any Affiliate of the Purchaser is otherwise a party relating to this Agreement, the Purchaser Documents or the transactions contemplated hereby and thereby.

5.5 Financial Advisors. No Person has acted, directly or indirectly, as a broker, finder or financial advisor for Purchaser in connection with the transactions contemplated by this Agreement and no Person is or will be entitled to any fee or commission or like payment in respect thereof.

5.6 Financial Capability. Purchaser has sufficient funds to purchase the Purchased Equity on the terms and conditions contemplated by this Agreement and to consummate the transactions contemplated hereby.

5.7 Acquisition as Investment. Purchaser is acquiring the Purchased Equity solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of any applicable Law.

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

5.8 Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Agreement, Purchaser makes no other express or implied representation or warranty in connection with the transactions contemplated hereby.

ARTICLE VI

COVENANTS

6.1 Governmental Consents and Approvals. Each of Purchaser, the AT&T Parties and the Company shall use their commercially reasonable best efforts to obtain at the earliest practical date all consents, waivers, approvals, Orders, Permits, authorizations and declarations from, make all filings with, and provide all notices to, all Governmental Bodies which are required to consummate, or in connection with, the transactions contemplated by this Agreement, including the consents, waivers, approvals, Orders, Permits, authorizations, declarations, filings and notices referred to in Sections 7.1(e) and 7.2(e). Subject to applicable Laws relating to the exchange of information, the Purchaser and the Company agree to review in advance, and to the extent practicable to consult, with the AT&T Parties on all the material information that appears in any filing to be made or made with, or written materials to be submitted or submitted to any Governmental Body in connection with the transactions contemplated by this Agreement. Each of Purchaser and the Company shall keep the AT&T Parties apprised of the status of matters relating to completion of the transactions contemplated hereby. For the avoidance of doubt, this Section 6.1 does not relate to taxes, matters related to which shall be governed by Section 10.1.

6.2 Further Assurances. Each of the AT&T Parties, the Company and Purchaser shall use its commercially reasonable best efforts to (i) take, or cause to be taken, all actions necessary or appropriate to consummate the transactions contemplated by this Agreement and (ii) cause the fulfillment at the earliest practicable date of all of the conditions to their respective obligations to consummate the transactions contemplated by this Agreement. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, nothing in this Agreement shall be deemed to require Seller or any of its Affiliates to take any action or accept any condition that (i) relates to any business of it or its Affiliates that is not directly related to the business of providing AGN services in Mexico, (ii) would require it to divest or alter its investments in any other entity or in any way restrict additional investment in any other entities, or require it to modify any other existing arrangements (or refrain from undertaking any future arrangements) it may have or seek to establish with any other entity, (iii) would be reasonably likely to result in a failure to close the transactions contemplated hereby or by the Nodes Purchase Agreement, (iv) would be reasonably likely to result in a failure or material delay in AT&T Global Network Services Mexico, S. de R.L. de C.V. (“AGNS”), an Affiliate of Seller, acquiring that certain [***] with substantially the same authorizations sought as originally filed by AGNS with SCT on [***], (v) would be reasonably likely to materially hinder AT&T’s ability to utilize the assets contemplated to be acquired by an Affiliate of Seller pursuant to the Nodes Purchase Agreement to [***] or (vi) would otherwise adversely affect in any material respect the benefits to the Seller or its Affiliates intended to be derived as a result of this Agreement and the Nodes Purchase Agreement.

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

6.3 Non-Solicitation.

(a) Neither Seller nor any Affiliate of Seller shall, directly or indirectly, for a period beginning on the date of this Agreement and ending on the first anniversary of the Closing Date, without the prior written consent of the Company or Purchaser, solicit the employment of any Key Employee; provided, however, that general solicitations or employment advertisements not specifically targeted at any such Key Employee shall not be restricted hereunder (and, for the avoidance of doubt, this restriction shall not apply to the extent the Key Employee in question first initiates discussions of potential employment with Seller or any of its Affiliates). For purposes of this Section 6.3(a), “Key Employee” means any employee of the Company or its Subsidiaries as of the date of this Agreement who is involved in marketing or sales activities.

(b) Neither the Company nor any Affiliate of the Company shall, directly or indirectly, for a period beginning on the date of this Agreement and ending on the first anniversary of the Closing Date, without the prior written consent of AT&T, solicit the employment of any personnel of AT&T or its Affiliates; provided, however, that general solicitations or employment advertisements not specifically targeted at such personnel shall not be restricted hereunder (and, for the avoidance of doubt, this restriction shall not apply to the extent the individual in question first initiates discussions of potential employment with the Company or any of its Affiliates).

(c) The covenants and undertakings contained in this Section 6.3 relate to matters which are of a special, unique and extraordinary character and a violation of any of the terms of this Section 6.3 will cause irreparable injury to the employer of record of the solicited individual (the “Affected Party”), the amount of which will be impossible to estimate or determine and which cannot be adequately compensated. Accordingly, the remedy at law for any breach of this Section 6.3 will be inadequate. Therefore, the Affected Party will be entitled to temporary and permanent injunctions and/or a restraining order or other equitable relief from any court of competent jurisdiction in the event of any breach of this Section 6.3 without the necessity of proving actual damage or posting any bond whatsoever. The rights and remedies provided by this Section 6.3 are cumulative and in addition to any other rights and remedies which Purchaser may have hereunder or at law or in equity.

(d) The parties hereto agree that if any court of competent jurisdiction determines that a specified time period or any other relevant feature of this Section 6.3 is unreasonable, arbitrary or against public policy, then a lesser period of time or other relevant feature which is determined by such court to be reasonable, not arbitrary and not against public policy may be enforced against the applicable party.

(e) Notwithstanding the foregoing, the Company shall designate at least three Company employees with expertise regarding AGN services for Seller or any of its Affiliates to interview and/or, in its sole discretion, hire.

6.4 Publicity.

(a) None of the Purchaser, AT&T Parties, the Company, and/or any of their Affiliates shall issue any press release or public announcement concerning this Agreement or the

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

transactions contemplated hereby without obtaining the prior written approval of the other parties hereto, which approval will not be unreasonably withheld or delayed, unless, in the sole judgment of Purchaser or Seller, disclosure is otherwise required by applicable Law or by the applicable rules of any stock exchange on which Purchaser, Seller or their Affiliates list securities; provided, however, that, to the extent required by applicable Law, the party intending to make such release shall use its commercially reasonable best efforts consistent with such applicable Law to consult with the other party with respect to the text thereof.

(b) Each of Purchaser, the AT&T Parties and the Company agrees that the terms of this Agreement shall not be disclosed or otherwise made available to the public and that copies of this Agreement shall not be publicly filed or otherwise made available to the public, except where such disclosure, availability or filing is required by applicable Law and only to the extent required by such Law. In the event that such disclosure, availability or filing is required by applicable Law, each of Purchaser, the Company and the AT&T Parties (as applicable) agrees to use its commercially reasonable best efforts to obtain “confidential treatment” of this Agreement with the Securities and Exchange Commission (or the equivalent treatment by any other Governmental Body) and to redact such terms of this Agreement the other party shall request.

6.5 Resignation of Directors. Seller shall cause each of the directors of the Company and its Subsidiaries set forth on Schedule 6.5 to submit a letter of resignation on or before the Closing Date, to become effective on the Closing Date.

6.6 Termination of JVA and Mutual Release. At the Closing, each party hereto shall enter into and execute the Termination and Release substantially in the form of Exhibit A (the “Termination and Release”).

6.7 Post-Closing Resale. In the event that prior to the [***] anniversary of the Closing Date the Purchaser, the Company or any of their Affiliates or successors enters into a Divestiture Agreement or any Transaction Person makes a Divestiture Announcement, in each case regarding a transaction or a series of transactions, whether related or not, the consummation of which results in (i) the Purchaser or any of its Affiliates or successors disposing of any Equity Interest to one or more Third Parties through a sale, exchange or merger or other type of business combination or consolidation, (ii) the Company or any of its successors issuing any Equity Interest to one or more Third Parties through a sale, exchange or merger or other type of business combination or consolidation, (iii) the Purchaser or any of its Affiliates or successors causing the Company or any of its successors to sell (other than the nodes sold pursuant to the Nodes Purchase Agreement) [***]% of its assets (based on the relative Fair Market Value (as defined in Exhibit D hereto) of the assets sold compared to the Fair Market Value of all assets of the Company or any of its successors) to one or more Third Parties, or (iv) any other transaction or series of transactions, whether related or not, that has the effect of accomplishing indirectly a result that would be within the terms of clause (i), (ii) or (iii) of this sentence if done directly (except, in the case of each of clauses (i), (ii), (iii) and (iv), transactions involving only the Purchaser, the Company and their Affiliates or successors) (each of the transactions described in clauses (i), (ii), (iii) and (iv) of this sentence shall be referred to in this Agreement as a “Divestiture Transaction”), the Purchaser shall pay the Seller in cash any Adjusted Differential Amount (as defined below) if such Divestiture Transaction is consummated, which payment

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

shall be made at the time of such consummation. The Seller and its Affiliates, in their sole discretion, may reduce any amounts due and payable by them to the Purchaser, the Company or any of their Affiliates or successors by the amount the Purchaser is obligated to pay to the Seller pursuant to this Section 6.7. The Purchaser, the Company and their Affiliates and successors shall act in good faith and engage in fair dealing with the Seller at all times in order to give effect to the spirit of the protections afforded the Seller under this Section 6.7 and, consistent therewith, shall not (x) initiate or consummate any transaction or series of transactions that would have the effect of circumventing the provisions of this Section 6.7, or (y) do anything, or cause the Company or any of its Affiliates or successors to do anything, that would adversely affect or delay the Seller’s receipt of the amounts due it under this Section 6.7. The “Adjusted Differential Amount” shall mean an amount calculated as set forth in Exhibit D. For the avoidance of doubt, (i) if the Adjusted Differential Amount is negative, then this Section 6.7 shall create no payment obligation for any party and (ii) no change in the ownership of the Purchaser shall constitute a Divestiture Transaction. Exhibit D includes calculations of payments, solely for purposes of illustration, that would be required under this Section 6.7 based on hypothetical examples of Divestiture Transactions.

6.8 Notification of Certain Matters. The Seller shall give notice to Purchaser, and Purchaser shall give notice to the Seller, as promptly as reasonably practicable after becoming aware of the institution of or the threat of institution of any Legal Proceeding against any of the Seller, the Company or the Purchaser related to this Agreement or the transactions contemplated hereby; provided, however, that the delivery of any notice pursuant to this Section 6.8 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice, or the representations or warranties of, or the conditions to the obligations of, the parties hereto.

6.9 Payment of Amounts Owed to the AT&T Parties.

(a) On the date of this Agreement, Purchaser shall deliver to AT&T a Promissory Note for the amount of US$[***] plus accrued and unpaid interest from the date of the JVA Addendum, payable on [***].

(b) On the Closing Date, the Company shall deliver to Seller a series of Promissory Notes for the aggregate amount of US$4,900,000 (the amount of the unpaid dividend declared by the Company on December 21, 2009), payable in six installments of US$816,666.67, on the same dates scheduled, and with the same interest rates provided for, in the Promissory Notes delivered pursuant to Section 2.3(ii).

(c) At the sole discretion of Seller, the Promissory Notes referred to above in this Section 6.9 shall be subject to the right of set-off provided for in Section 10.4.

ARTICLE VII

CONDITIONS TO CLOSING

7.1 Conditions Precedent to Obligations of Purchaser. The obligation of Purchaser to consummate the transactions contemplated by this Agreement is subject to the

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

fulfillment, on or prior to the Closing Date, of each of the following conditions precedent (any or all of which may be waived by Purchaser in whole or in part to the extent permitted by applicable Law):

(a) the representations and warranties of the AT&T Parties shall be true and correct in all material respects (other than the representations and warranties (i) that are already qualified by materiality or (ii) those that are contained in Section 3.4 (Ownership and Transfer of Purchased Equity), which representations and warranties shall be true and correct in all respects), in each case, as of the date of this Agreement and as of the Closing as though made at and as of the Closing;

(b) the AT&T Parties shall have performed and complied in all material respects with all obligations and agreements required in this Agreement to be performed or complied with by them on or prior to the Closing Date;

(c) Purchaser shall have received a certificate signed by each AT&T Party in form and substance reasonably satisfactory to Purchaser, dated the Closing Date, to the effect that each of the conditions specified above in Sections 7.1(a) and (b) have been satisfied in all respects;

(d) there shall not be in effect any Order by a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby;

(e) all material Permits and governmental approvals required to consummate the Transfer of the Purchased Equity shall have been received, including (i) following notification of the transactions contemplated hereby to Mexico’s Federal Competition Commission (“COFECO”), either (x) COFECO shall have approved the same in writing or (y) the time for COFECO to object to the consummation of the transactions contemplated hereby shall have passed, and (ii) following notification of the transactions contemplated hereby to Mexico’s Federal Ministry of Communications and Transport (“SCT”), either (x) the SCT shall have approved the same in writing or (y) the time for SCT to object to the consummation of the transactions contemplated hereby shall have passed; and

(f) the Nodes Purchase Agreement shall have been duly executed by the parties thereto and such parties shall be ready to close the same because all conditions to closing thereunder have been satisfied or waived by the applicable party.

7.2 Conditions Precedent to Obligations of the AT&T Parties. The obligations of the AT&T Parties to consummate the transactions contemplated by this Agreement are subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions precedent (any or all of which may be waived by the AT&T Parties in whole or in part to the extent permitted by applicable Law):

(a) the representations and warranties of Purchaser and the Company set forth in this Agreement shall be true and correct in all material respects (other than representations and warranties that are already qualified by materiality, which representations and warranties shall be

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

true and correct in all respects), in each case, as of the date of this Agreement and as of the Closing as though made at and as of the Closing;

(b) Purchaser and the Company shall have performed and complied in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by Purchaser and the Company on or prior to the Closing Date;

(c) Seller shall have received a certificate signed by Purchaser in form and substance reasonably satisfactory to Seller, dated the Closing Date, to the effect that each of the conditions specified above in Sections 7.2(a) and (b) have been satisfied in all respects;

(d) there shall not be in effect any Order by a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby;

(e) all material Permits and governmental approvals required to consummate the Transfer of the Purchased Equity shall have been received, including (i) following notification of the transactions contemplated hereby to COFECO, either (x) COFECO shall have approved the same in writing or (y) the time for COFECO to object to the consummation of the transactions contemplated hereby shall have passed, and (ii) following notification of the transactions contemplated hereby to SCT, either (x) the SCT shall have approved the same in writing or (y) the time for SCT to object to the consummation of the transactions contemplated hereby shall have passed;

(f) AT&T shall have received from the Purchaser the Promissory Note to be delivered pursuant to Section 6.9(a); provided, however, that if the Closing occurs after June 30, 2011, all amounts due thereunder shall have been paid;

(g) the Company shall have executed and delivered to Seller the Promissory Notes to be delivered pursuant to Section 6.9(b); and

(h) the Nodes Purchase Agreement shall have been duly executed by the parties thereto and such parties shall be ready to close the same because all conditions to closing thereunder have been satisfied or waived by the applicable party.

ARTICLE VIII

INDEMNIFICATION

8.1 Survival of Representations and Warranties. The representations and warranties of the parties contained in this Agreement or any certificate delivered pursuant hereto shall survive the Closing for a period of five years, except that the representations and warranties set forth in (i) Sections 3.1, 3.2, 4.1, 4.2, 5.1 and 5.2 shall survive the Closing for a period equal to the applicable statute of limitations and (ii) Section 3.4 shall survive the Closing indefinitely.

8.2 Indemnification.

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

(a) The AT&T Parties hereby agree, jointly and severally, to indemnify and hold Purchaser, the Company, and their respective directors, officers, employees, Affiliates, stockholders, agents, attorneys, representatives, successors and assigns (collectively, the “Purchaser Indemnified Parties”) harmless from and against, and pay to the applicable Purchaser Indemnified Parties the amount of, any and all losses, liabilities, claims, obligations, deficiencies, demands, judgments, damages, interest, fines, penalties, claims, suits, actions, causes of action, assessments, awards, costs and expenses (including costs of investigation and defense and attorneys’ and other professionals’ fees), whether or not involving a third party claim (individually, a “Loss” and, collectively, “Losses”):

(i) based upon, attributable to or resulting from the failure of any of the representations or warranties made by the AT&T Parties in this Agreement or any certificate delivered pursuant hereto to be true and correct in all respects at and as of the date hereof and at and as of the Closing Date; and

(ii) based upon, attributable to or resulting from the breach of any covenant or other agreement on the part of the AT&T Parties under this Agreement.

(b) The Purchaser and the Company hereby agree, jointly and severally, to indemnify and hold the AT&T Parties and their respective directors, officers, employees, Affiliates, stockholders, agents, attorneys, representatives, successors and assigns (collectively, the “AT&T Indemnified Parties”) harmless from and against, and pay to the applicable AT&T Indemnified Parties the amount of any and all Losses:

(i) based upon, attributable to or resulting from the failure of any of the representations or warranties made by Purchaser and/or the Company in this Agreement or any certificate delivered pursuant hereto to be true and correct in all respects at the date hereof and as of the Closing Date; and

(ii) based upon, attributable to or resulting from the breach of any covenant or other agreement (other than Section 10.2 in respect of which Purchaser shall have no liability) on the part of Purchaser and/or the Company under this Agreement.

ARTICLE IX

TERMINATION

9.1 Termination of Agreement. This Agreement may be terminated prior to the Closing as follows:

(a) At the election of the Seller or the Purchaser after [***] (the “Termination Date”), if the Closing shall not have occurred by the close of business on such date; provided, however, that the terminating party is not then in material default of any of its obligations hereunder;

(b) by mutual written consent of the Seller and the Purchaser;

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

(c) by the Seller or the Purchaser if there shall be in effect a final nonappealable Order of a Governmental Body of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; it being agreed that the parties hereto shall promptly appeal any adverse determination which is not nonappealable (and pursue such appeal with reasonable diligence); provided, however, that the right to terminate this Agreement under this Section 9.1(c) shall not be available to a party if such Order was primarily due to the failure of such party to perform any of its obligations under this Agreement;

(d) by the Purchaser if any AT&T Party shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, or if any representation or warranty of any AT&T Party shall have become untrue, in either case such that the conditions set forth in Sections 7.1(a) or 7.1(b) would not be satisfied and such breach or failure to perform is incapable of being cured or, if capable of being cured, shall not have been cured within twenty (20) days following receipt by the Seller of written notice of such breach or failure to perform from the Purchaser;

(e) by the Seller if the Purchaser shall have breached or failed to perform any of its representations, warranties, covenants or agreements set forth in this Agreement, or if any representation or warranty of the Purchaser shall have become untrue, in either case such that the conditions set forth in Sections 7.2(a) or 7.2(b) would not be satisfied and such breach or failure to perform is incapable of being cured or, if capable of being cured, shall not have been cured within twenty (20) days following receipt by the Purchaser of written notice of such breach or failure to perform from the Seller; or

(f) by the Seller or Purchaser if the Nodes Purchase Agreement is terminated in accordance with its terms; provided, however, that the right to terminate this Agreement under this Section 9.1(f) shall not be available (i) to Purchaser if such termination of the Nodes Purchase Agreement was primarily due to a failure of Purchaser or the Company to perform any of their obligations under the Nodes Purchase Agreement or (ii) to Seller if such termination of the Nodes Purchase Agreement was primarily due to a failure of Seller’s Affiliates party to the Nodes Purchase Agreement to perform any of their obligations under the Nodes Purchase Agreement.

9.2 Procedure Upon Termination. In the event of termination and abandonment by Purchaser or the Seller, or both, pursuant to Section 9.1, written notice thereof shall forthwith be given to the other party or parties, and this Agreement shall terminate, and the purchase of the Purchased Equity hereunder shall be abandoned, without further action by Purchaser, the Company or the AT&T Parties.

9.3 Effect of Termination. In the event that this Agreement is validly terminated as provided herein, then each of the parties shall be relieved of their duties and obligations arising under this Agreement after the date of such termination and such termination shall be without liability to Purchaser, any AT&T Party or the Company; provided, however, that the obligations of the parties set forth in this Section 9.3, Article X and Section 6.4 shall survive any such termination and shall be enforceable hereunder; provided further, however, that nothing

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

in this Section 9.3 shall relieve Purchaser, any AT&T Party or the Company of any liability for a breach of this Agreement prior to the effective date of termination.

ARTICLE X

MISCELLANEOUS

10.1 Taxes and Expenses.

(a) Seller and Purchaser agree that, pursuant to Article 208 of the Mexican Income Tax Law (“Ley del Impuesto Sobre la Renta”), in the event Seller chooses to exercise the Tax Option, Seller will promptly notify Purchaser of such circumstance and that Seller has designated a representative in Mexico for tax purposes in accordance with Article 208 of Mexico’s Income Tax Law to allow for Seller to be subject to Mexican tax on the Transfer of the Purchased Equity on a net profit or capital gain basis, as provided for in the sixth paragraph of Article 190 of said Mexican Income Tax Law. The parties further agree that (i) should a competent Mexican taxing authority request the Company or its Subsidiaries to provide copies of the tax reports (dictámenes fiscales por venta de partes sociales o acciones) prepared by Seller, then Seller shall deliver such copies to the Company and/or its Subsidiary in question within fifteen (15) days after receipt of a copy of the official request for delivery of said documents from the competent Mexican taxing authorities, and (ii) the Company shall cooperate with and promptly provide to Seller all information required by Seller, including information necessary to complete and/or update the tax cost basis study, to timely file any preliminary and/or definitive tax returns in Mexico and the United States.

(b) Except as provided in (c) below, each party shall bear any capital gains and income tax liabilities, and other tax liabilities, which correspond to it pursuant to applicable Law.

(c) Any and all payments of interest by the Purchaser under the Promissory Notes shall be made free and clear of and without deduction for any taxes or any type of imposts on interest payable under Mexican Law, except to the extent of Seller Taxes; provided that if Purchaser shall be required to deduct any such taxes or imposts other than Seller Taxes from such interest payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this paragraph) the Seller receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Purchaser shall make such deductions and (iii) the Purchaser shall pay the full amount deducted to the relevant Governmental Body in accordance with applicable Laws. Purchaser shall indemnify Seller, within 10 days after written demand therefor, for the full amount of any taxes, other than Seller Taxes, paid by the Seller pursuant to this paragraph, as the case may be, on or with respect to interest under any Promissory Note and any penalties, interest and reasonable expenses arising therefrom or with respect thereto. A certificate as to the amount of such payment or liability delivered to the Purchaser by Seller, demonstrating in reasonable detail the calculation of the amounts, shall be conclusive absent manifest error. If the Seller is entitled to an exemption from Mexican withholding tax or is subject to such withholding tax at a reduced rate under an applicable tax treaty, the Seller shall (w) at or prior to the Closing, (x) on an annual basis thereafter as soon as practically possible

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

once received from the applicable taxing authority and (y) from time to time if requested by the Purchaser, provide the Purchaser with a completed original of any form or certification required to give effect to such exemption or rate reduction. If the Seller receives a refund or credit of taxes as to which it has been indemnified by the Purchaser or with respect to which the Purchaser has paid additional amounts pursuant to this Section 10.1(c), it shall pay over such refund or credit to the Purchaser (but only to the extent of indemnity payments made, or additional amounts paid, by the Purchaser under this Section 10.1(c), giving rise to such refund or credit), net of all reasonable out of pocket expenses of the Seller and without interest (other than any interest paid by the relevant Governmental Body) with respect to such refund or credit; provided that the Purchaser, upon the request of the Seller, agrees to repay the amount paid over to the Purchaser plus any penalties, interest or other charges imposed by the relevant Governmental Body to the Seller in the event the Seller is required to repay such refund or credit to such Governmental Body.

(d) Except as otherwise provided in this Agreement, the AT&T Parties, on the one hand, and Purchaser, on the other hand, shall each bear its own expenses incurred in connection with the negotiation and execution of this Agreement and each other agreement, document and instrument contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby, it being understood that in no event shall the Company or its Subsidiaries bear any of such costs and expenses.

10.2 Alestra, ATI and Servicios liabilities. Except to the extent resulting from the willful misconduct, gross negligence or fraud of any AT&T Indemnified Party, the Company agrees to indemnify the AT&T Indemnified Parties against any claim (including commercial, tax, labor and regulatory claims) asserted by any Person against the AT&T Indemnified Parties seeking payment of any liability of the Company, ATI or Servicios, whether presently known or unknown, contingent or otherwise (other than any such liability that has been expressly assumed by an AT&T Indemnified Party in writing), or which results from any AT&T Indemnified Party having served as a board member of the Company and/or ATI and/or Servicios.

10.3 Specific Performance. The parties acknowledge and agree that a breach of this Agreement would cause irreparable damage to the compliant party and that the compliant party will not have an adequate remedy at law. Therefore, the obligations of the parties under this Agreement shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this Agreement or otherwise.

10.4 Right of Set-Off Against Company. In the event Seller is unable, for whatever reason, to ultimately obtain payment of any unpaid portion of any Promissory Note after one calendar month from the scheduled date of payment of any installment, in addition to any remedies Seller may have against the Purchaser and/or the Company in connection with the Promissory Notes (but without any duplicate recovery), Seller and/or its Affiliates shall be entitled to tender to the Company, and the Company shall accept, a portion or all of the amounts due under the Promissory Notes at full value, plus any accrued and unpaid interest thereunder, as payment for any services or other payments due the Company pursuant to any contractual or

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

other relationship the Company and Seller and/or its Affiliates may have at such time and from time to time thereafter, without recourse or liability to Seller.

10.5 Arbitration; Submission to Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.

(a) Any controversy, dispute or claim arising under or in connection with this Agreement (including, without limitation, the existence, validity, interpretation or breach hereof and any claim based on contract, tort or statute) shall be resolved by a binding arbitration in English, to be held in New York, New York pursuant to the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”). The number of arbitrators shall be three. One arbitrator shall be appointed by the Purchaser, one arbitrator shall be appointed by the AT&T Parties and the third arbitrator shall be appointed by the first two appointed arbitrators. If, within thirty (30) calendar days after the appointment of the second arbitrator, the two arbitrators shall not have appointed the third arbitrator, the third arbitrator shall be appointed by the International Chamber of Commerce International Court of Arbitration in accordance with the ICC Rules. Each party shall bear its own expenses incurred in connection with arbitration and the fees and expenses of the arbitrators shall be shared equally by the parties involved in the dispute and advanced by them from time to time as required. It is the mutual intention and desire of the parties that the tribunal of three arbitrators be constituted as expeditiously as possible following the submission of the dispute to arbitration. Once such tribunal is constituted and except as may otherwise be agreed in writing by the parties involved in such dispute or as ordered by the arbitrators upon substantial justification shown, the hearing for the dispute will be held within sixty (60) days after submission of the dispute to arbitration. The arbitrators shall render their final award within sixty (60) days, subject to extension by the arbitrators upon substantial justification of extraordinary circumstances, following conclusion of the hearing and any required post-hearing briefing or other proceedings ordered by the arbitrators. Any discovery in connection with arbitration hereunder shall be limited to information directly relevant to the controversy or claim in arbitration. The arbitrators will state the factual and legal basis for the award. The decision of the arbitrators in any such proceeding will be final and binding and not subject to judicial review and final judgment may be entered upon such an award in any court of competent jurisdiction, but entry of such judgment will not be required to make such award effective. Any action against any party hereto ancillary to arbitration pursuant to this Section 10.5(a) (as determined by the arbitrators), including any action for provisional or conservatory measures or action to enforce an arbitration award or any judgment entered by any court in respect of any thereof may be brought in any federal or state court of competent jurisdiction located within the State of New York, and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of New York over any such action. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such action brought in such court or any defense of inconvenient forum for the maintenance of such action. Each of the parties hereto agrees that a judgment in any such action may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall prevent any party from seeking provisional relief, including injunctive relief, from any court of competent jurisdiction, and any such request shall not be deemed incompatible with the agreement to arbitrate or a waiver of the right to arbitrate.

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

(b) The parties will keep confidential, and will not disclose to any Person, except their attorneys or as may be required by Law, the existence of any dispute, claim or controversy under this Section 10.5, the referral of any such dispute, claim or controversy to arbitration or the status or resolution thereof; provided that if the arbitrators award any sort of relief in the nature of a restraining order or preliminary or permanent injunction, the existence thereof may be made known to third parties as necessary to achieve the purpose of the relief. Notwithstanding this paragraph, in order to enforce the arbitration award, the parties may file the arbitration award with a court having jurisdiction thereof.

(c) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding to enforce an arbitration award or as identified in Section 10.5(a) by delivery of a copy thereof in accordance with the provisions of Section 10.8.

(d) WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING TO ENFORCE AN ARBITRATION AWARD OR AS IDENTIFIED IN SECTION 10.5(a), THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE.

10.6 Entire Agreement; Amendments and Waivers. This Agreement (including the schedules and exhibits hereto), the Nodes Purchase Agreement (including the schedules and exhibits thereto), the Seller Documents, the Company Documents and the Purchaser Documents represent the entire understanding and agreement with respect to the transactions contemplated hereby and thereby among the parties hereto and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. For the avoidance of doubt, this Agreement, the Nodes Purchase Agreement and the exhibits to this Agreement and the Nodes Purchase Agreement supersede the MOU, and the MOU shall have no force and effect. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

10.7 Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by the internal laws of the State of New York.

10.8 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to any AT&T Party, to:

AT&T Corp.

One AT&T Plaza

208 S. Akard; Room – 32nd Floor

Dallas, TX 75202

Facsimile: +1 [***]

Attention: [***]

With a copy to:

AT&T Corp.

One AT&T Plaza

208 S. Akard; Room 3214

Dallas, TX 75202

Facsimile: +[***]

Attention: [***]

and

Thompson & Knight Abogados, S.C.

Paseo de las Palmas 405 – 1901

Lomas de Chapultepec

11000, México D.F., México

Facsimile: +[***]

Attention: [***]

If to Purchaser, to:

Alfa, S.A.B. de C.V.

Ave. Gomez Morin 1111 Sur

Col. Carrizalejo

San Pedro Garza García, N.L.

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

66254 Mexico

Facsimile: +52-81-8748-2519

Attention: Alejandro Elizondo

With a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Facsimile: +1 (212) 310-8007

Attention: Frederick S. Green

If to the Company, to:

Alestra, S. de R.L. de C.V.

Ave. Lázaro Cárdenas 2321

Col. Residencial San Agustín

San Pedro Garza García, N.L.

66269 Mexico

Facsimile: +52-81-8625-2303

Attention: Rolando Zubiran

10.9 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

10.10 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any Person not a party to this Agreement except as provided below. No assignment of this Agreement or of any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void. Upon any such permitted assignment, the references in this Agreement to Purchaser shall also apply to any such assignee unless the context otherwise requires.

10.11 No Recourse Against Non-Parties. Notwithstanding anything that may be expressed or implied in this Agreement, the parties hereto covenant, agree and acknowledge that this Agreement may only be enforced against the parties hereto. All claims or causes of action (whether in contract, tort or otherwise) arising out of or relating to this Agreement (including the negotiation, execution or performance of this Agreement and any representation or

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) may be made only against the parties hereto. No past, present or future officer, director, shareholder, employee, incorporator, member, partner, agent, attorney, representative or Affiliate of any party hereto (including any person negotiating or executing this Agreement on behalf of a party hereto) shall have any liability or obligation with respect to this Agreement or with respect to any claim or cause of action (whether in contract, tort or otherwise) arising out of or relating to this Agreement (including the negotiation, execution or performance of this Agreement and any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement). Nothing in the foregoing provision of this Section 10.11 shall affect the offset rights of Seller and its Affiliates set forth in Sections 6.7 and 10.4.

10.12 Language. English shall be the official language in respect to all matters in connection with this Agreement, unless otherwise agreed in writing by the parties. In the event that this Agreement shall be translated into any other language, the English version shall be controlling as among the parties.

10.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

** REMAINDER OF PAGE INTENTIONALLY LEFT BLANK**

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

ALFA, S.A.B. de C.V.

By:
Name: Alejandro Elizondo
Capacity: Attorney-in-fact

AT&T CORP.

By:
Name: José Menchaca
Capacity: Authorized representative

AT&T TELECOM MEXICO INC.

By:
Name: José Menchaca
Capacity: Attorney-in-fact

ALESTRA, S. de R.L. de C.V.

By:
Name: Rolando Zubiran
Capacity: Attorney-in-fact

SIGNATURE PAGE TO PURCHASE AGREEMENT

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

Exhibit A

TERMINATION AGREEMENT AND RELEASE

TERMINATION AGREEMENT AND RELEASE, dated as of [            ], 20[    ] (this “Agreement”) , by and among Alfa, S.A.B. de C.V., a company incorporated under the laws of Mexico (the “Purchaser”), AT&T Telecom Mexico Inc., a company incorporated under the laws of the state of Delaware (the “Seller”), AT&T Corp., a company incorporated under the laws of the state of New York (“AT&T” and together with the Seller, the “AT&T Parties”), and Alestra, S. de R. L. de C.V., a company incorporated under the laws of Mexico (the “Company”). Capitalized terms used and not otherwise defined herein shall have the meaning set forth in that certain Purchase Agreement, dated as of [            ], 2011 (the “Purchase Agreement”), by and among the Purchaser, the AT&T Parties and the Company. This Agreement shall be effective concurrently with the closing under the Purchase Agreement.

W I T N E S S E T H:

WHEREAS, the Purchaser, the AT&T Parties and the other parties thereto entered into that certain Second Amended and Restated Joint Venture Agreement, dated as of October 17, 1996 (as amended by the JVA Addendum (as defined below), the “JVA”), as amended by the Addendum to the Second Amended and Restated Joint Venture Agreement, dated as of November 30, 2005 (the “JVA Addendum”), to govern their relationship with respect to the Company;

WHEREAS, after giving effect to the Purchase Agreement, the Purchaser, directly or indirectly through one or more of its subsidiaries, shall own 100% of the Company and the JVA is no longer necessary; and

WHEREAS, the parties hereto desire to terminate the JVA and release any claims against each other associated with the JVA.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

1.1 Termination of Certain Agreements. In consideration of the agreements of the parties hereto contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the JVA is hereby terminated and shall be of no further force or effect and no provision or obligation contained in such agreement shall survive such termination; provided, however, that Article XIV of the JVA shall survive for two years from the date hereof.

1.2 Release.

(a) In consideration of the agreements of the parties hereto contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties to this Agreement (each a “Releasing Party”), on behalf of itself and its successors, assigns and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each of the parties

EXHIBIT A

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

hereto, and their respective successors and assigns, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (all such Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Releasing Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arose at any time on or prior to the day and date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of (i) the JVA, (ii) the Seller’s ownership interest in the Company, Servicios or ATI or (iii) any matters arising out of the foregoing; provided, however, that this Agreement, and the foregoing release, shall not apply to Claims for willful misconduct, gross negligence or fraud; and provided further, however, that this Agreement, and the foregoing release, shall not apply to the Purchase Agreement, the Nodes Purchase Agreement, the AGN Agreement and each of the following (as defined in the Nodes Purchase Agreement): Equipment Lease Agreement, Lease and Services Agreement, Transition Services Agreement, Wholesale Agreement, AGN Cooperation Termination Agreement.

(b) Each of the Releasing Parties understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each of the Releasing Parties agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(d) Each of the Releasing Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Releasing Party pursuant to this Section 1.2. If any Releasing Party or any of their respective successors, assigns or other legal representatives violates the foregoing covenant, each of the Releasing Parties, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

1.3 Consent to Service of Process; Waiver of Jury Trial.

(a) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by delivery of a copy thereof in accordance with the provisions of Section 1.6.

EXHIBIT A

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

(b) THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE.

1.4 Entire Agreement; Amendments and Waivers. This Agreement (including the schedules and exhibits hereto) represent the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

1.5 Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by the internal laws of the State of New York.

1.6 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to any AT&T Party, to:

AT&T Corp.

One AT&T Plaza

208 S. Akard; Room – 32nd Floor

Dallas, TX 75202

EXHIBIT A

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

Facsimile: +[***]

Attention: [***]

With a copy to:

AT&T Corp.

One AT&T Plaza

208 S. Akard; Room 3214

Dallas, TX 75202

Facsimile: +[***]

Attention: [***]

and

Thompson & Knight Abogados, S.C.

Paseo de las Palmas 405 – 1901

Lomas de Chapultepec

11000, México D.F., México

Facsimile: +[***]

Attention: [***]

If to Purchaser, to:

Alfa, S.A.B. de C.V.

Ave. Gomez Morin 1111 Sur

Col. Carrizalejo

San Pedro Garza García, N.L.

66254 Mexico

Facsimile: +52-81-8748-2519

Attention: Alejandro Elizondo

With a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Facsimile: +1 (212) 310-8007

Attention: Frederick S. Green

If to the Company, to:

Alestra, S. de R.L. de C.V.

Ave. Lázaro Cárdenas 2321

Col. Residencial San Agustín

San Pedro Garza García, N.L.

66269 Mexico

Facsimile: +52-81-8625-2303

Attention: Rolando Zubiran

EXHIBIT A

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

1.7 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

1.8 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement. No assignment of this Agreement or of any rights or obligations hereunder may be made by either the AT&T Parties or Purchaser (by operation of law or otherwise) without the prior written consent of the other parties hereto and any attempted assignment without the required consents shall be void.

1.9 Language. English shall be the official language in respect to all matters in connection with this Agreement, unless otherwise agreed in writing by the Parties. In the event that this Agreement shall be translated into any other language, the English version shall be controlling as among the parties.

1.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

EXHIBIT A

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

ALFA, S.A.B. de C.V.

By:
Name:
Title:

AT&T CORP.

By:
Name:
Title:

AT&T TELECOM MEXICO INC.

By:
Name:
Title:

ALESTRA, S. de R.L. de C.V.

By:
Name:
Title:

EXHIBIT A

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

Exhibit B

Purchase Price Allocation

The Purchaser shall determine the allocation of the Purchase Price with the participation of Seller. Purchaser and Seller shall use their commercially reasonable best efforts to achieve the Purchase Price allocation in a tax efficient manner for both parties on or as promptly as possible before the Closing Date. In the event the Purchaser and the Seller are unable to agree upon an allocation for the Purchase Price, then the Purchaser and/or the Seller may resolve the allocation pursuant to the arbitration provisions in Section 10.5 of this Agreement.

EXHIBIT B

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

Exhibit C

Form of Promissory Note

PAGARÉ

1/6

Por USD$[***] ([***] Dólares, moneda de curso legal en los Estados Unidos de América).

Por este PAGARÉ, la suscrita Alfa, S.A.B. de C.V. (en lo sucesivo, el “Suscriptor”), una sociedad constituida al amparo de las leyes de los Estados Unidos Mexicanos, promete pagar incondicionalmente a la orden de AT&T Telecom Mexico, Inc. (en lo sucesivo, el “Beneficiario”), una sociedad constituida al amparo de las leyes de los Estados Unidos de América, la suerte principal de USD$[***] ([***] Dólares, moneda de curso legal en los Estados Unidos de América) (en lo sucesivo, “Principal”).

La suerte Principal de este PAGARÉ causará intereses ordinarios sobre saldos insolutos a una tasa fija anual de 5.45% (cinco punto cuarenta y cinco por ciento) a partir de la fecha de suscripción de este PAGARÉ (en lo sucesivo, “Intereses”).

La cantidad de Principal más Intereses de este PAGARÉ deberá pagarse el [—]. Si dicha fecha no es un día hábil, el pago deberá realizarse al día hábil inmediato siguiente.

Este PAGARÉ forma parte de una serie de seis pagarés con vencimientos sucesivos, suscritos por el Suscritor en favor del Beneficiario en esta misma fecha. Queda expresamente convenido que ante la falta de pago de uno o más de dichos pagarés por parte del Suscriptor, opera el derecho del Beneficiario de declarar y presentar como vencidos anticipadamente los restantes pagarés. El Suscriptor tendrá la obligación de pagar a la vista la totalidad de los montos establecidos en los restantes pagarés. La falta de ejercicio por el Beneficiario de su derecho a declarar y presentar como vencidos anticipadamente los restantes pagarés ante la falta de pago de alguno de los pagarés por parte del Suscriptor, no constituirá una renuncia a que el Beneficiario ejerza tal derecho en cualquier momento o ante la falta de pago de cualquier otro pagaré. Lo anterior, sin perjuicio de cualesquiera otros derechos que tenga el Beneficiario en términos de este PAGARÉ.

El Suscriptor podrá pagar anticipadamente Principal e Intereses, sin prima o penalidad alguna.

En caso de falta de pago puntual de Principal e Intereses del presente PAGARÉ, los Intereses aumentarán de

PROMISSORY NOTE

1/6

Value USD$[***] ([***] Dollars, legal currency of the United States of America).

By means of this PROMISSORY NOTE, the undersigned Alfa, S.A.B. de C.V. (hereinafter, the “Maker”), a company duly organized under the laws of United Mexican States, hereby unconditionally promises to pay to the order of AT&T Telecom Mexico, Inc. (hereinafter, the “Payee”), a company duly organized under the laws of United States of America, the principal amount of USD$[***] ([***] Dollars, legal currency of the United States of America) (hereinafter, “Principal”).

The Principal amount of this PROMISSORY NOTE shall bear ordinary interest at the annual fixed rate of 5.45% (five point forty five percent) from the subscription date of this PROMISSORY NOTE (hereinafter, “Interests”).

The Principal amount plus Interests of this PROMISSORY NOTE shall be paid on [—]. If such date is a non-business day, then the payment shall be due on the next succeeding business day.

This PROMISSORY NOTE is part of a series of six promissory notes with successive maturities, subscribed by the Maker in favor of Payee on this same date. It is expressly agreed that if Maker fails to pay one or more of such promissory notes, Payee shall have the right to declare and present as due and payable the remaining promissory notes. Maker shall have the obligation to pay upon demand of the Payee the totality of the amounts established in the remaining promissory notes. Payee’s failure to exercise its right to declare and present as due and payable the remaining promissory notes upon Maker’s failure to pay any of the promissory notes, shall not constitute a waiver of Payee to exercise such right at any time or in the event of a further failure of Maker to pay any other promissory note. The foregoing without prejudice of any other rights that the Payee may have under this PROMISSORY NOTE.

Maker may prepay the total or partial balance of the Principal and Interests without premium or penalty.

In the event of late payment of Principal and Interests of this PROMISSORY NOTE, Interests shall increase

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

5.45% (cinco punto cuarenta y cinco por ciento) a 6.45% (seis punto cuarenta y cinco por ciento), desde la fecha en que la mora ocurra y hasta la fecha del total y completo pago de lo vencido.

Queda expresamente convenido que en caso de falta de pago a su vencimiento de Principal e/o Intereses, cualesquiera gastos y costas (incluyendo, sin limitar, honorarios de razonables abogados) en el que el Beneficiario o cualquier otro tenedor hubiere incurrido para el cobro o ejecución o pago forzoso de este PAGARÉ (judicial o extrajudicial), serán inmediatamente pagaderos y exigibles a opción del Beneficiario o cualquier otro tenedor de este PAGARÉ, quien podrá ejercitar cualquier derecho o acción que tenga el Beneficiario u otro tenedor, sin que el ejercicio de algún derecho o acción implique la renuncia de cualquier otro derecho o acción.

Todos los Intereses que cause este PAGARÉ se calcularán por el número exacto de días naturales transcurridos sobre la base de un año calendario de 360 (trescientos sesenta) días, y se causarán desde e incluyendo la fecha de suscripción de este PAGARÉ, y serán capitalizados anualmente.

La suma de Principal y los Intereses que cause este PAGARÉ serán pagaderos en Dólares, moneda del curso legal de los Estados Unidos de América, en fondos inmediatamente disponibles mediante depósito en la cuenta bancaria [—], en los Estados Unidos de América o en cualquiera otra cuenta bancaria que designe el Beneficiario u otro tenedor en los Estados Unidos de América. Dicha suma de Principal e Intereses (ordinarios y/o moratorios) deberá de hacerse libre de toda deducción, compensación o retención por cualquier impuesto, derecho, cargo o imposición fiscal, presente o futura, fincados sobre el presente PAGARÉ, sus rendimientos o el Beneficiario o cualquier tenedor, por los Gobiernos de los Estados Unidos Mexicanos o de los Estados Unidos de América, o de cualesquiera de sus entidades o subdivisiones políticas o autoridades impositivas, todos los cuales, si fueren aplicables, serán a cargo del Suscriptor.

El Suscriptor renuncia expresa e irrevocablemente al plazo de seis meses establecido en el Artículo 128 en relación con el Artículo 174, ambos de la Ley General de Títulos y Operaciones de Crédito de los Estados Unidos Mexicanos, para que el presente PAGARÉ, le sea presentado para su pago, teniéndose prorrogado dicho plazo a la fecha de su presentación para cobro.

El Suscriptor de este PAGARÉ y cualquier otra persona obligada o que en el futuro se obligue conforme a este documento, conjuntamente, renuncian en este acto a from 5.45% (five point forty five percent) to 6.45% (six point forty five percent) from the date the default occurs, until the date the total and complete payment of the due amount is made.

It is expressly agreed that if Maker defaults in the payment of Principal and/or Interests when due hereunder, any fees and expenses (including, without limitation, any reasonable attorneys’ legal fees) incurred by Payee or other holder hereof in collecting or enforcing the payment of this PROMISSORY NOTE (judicial or extrajudicial), shall become immediately due and payable at the option of Payee or other holder of this PROMISSORY NOTE, who may exercise any right or remedy available to Payee or other holder, which exercise of any right or remedy shall not be deemed a waiver to exercise any other right or remedy.

All Interest accrued under this PROMISSORY NOTE shall be computed on the actual number of calendar days elapsed, on the basis of a calendar year of 360 (three hundred and sixty) days, and shall be computed from and including the date of subscription of this PROMISSORY NOTE, and shall be compounded annually.

The Principal amount and Interests accrued under this PROMISSORY NOTE, shall be payable in Dollars, lawful currency of the United States of America, in immediately available funds by means of a deposit to account number [—] in the United States of America, or at such other bank account designated by Payee or other holder in the United States of America. Such Principal and Interests amount (ordinary and/or late payment interests) shall be made free and clear from any deduction, compensation or withholding for any taxes, imposts, charges or fiscal impositions, present or future, established against this PROMISSORY NOTE, its interest accrued, the Payee or any holder, by the Governments of the United Mexican States or the United States of America, or by any of their political entities or subdivisions or taxing authorities therein, all of which, if applicable, shall be the sole responsibility of Maker.

Maker expressly and irrevocably waives the six month term established in Article 128 of the General Law of Negotiable Instruments and Credit Operations of the United Mexican States in connection with Article 174 thereof for the presentation of this PROMISSORY NOTE for payment, in the understanding that said term is hereby tolled until the date of its presentation for payment.

Maker of this PROMISSORY NOTE and all other

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

cualquier diligencia, demanda, protesto, o notificación, de cualquier clase en relación con este PAGARÉ. La falta de ejercicio por el Beneficiario de cualquiera de sus derechos conforme a este PAGARÉ, en cualquier instancia, no constituirá una renuncia a tales derechos.

El Suscriptor señala como su domicilio para todo lo relacionado con el presente PAGARÉ el ubicado en Ave. Gómez Morin 1111 Sur, Col. Carrizalejo, San Pedro Garza García, N.L., 66254, Estados Unidos Mexicanos (Atención: Alejandro Elizondo).

El Beneficiario señala como su domicilio para todo lo relacionado con el presente PAGARÉ el ubicado en One AT&T Plaza, 208 S. Akard; Room 3214, Dallas, TX 75202, Estados Unidos de América (Atención: [***]).

Este PAGARÉ se entenderá suscrito conforme a las leyes del Estado de Nueva York, Estados Unidos de América y para todos los efectos se interpretará de conformidad con las leyes de dicho Estado; en el entendido, sin embargo, que para cualquier acción o procedimiento legal instituido en relación con este PAGARÉ en los tribunales de los Estados Unidos Mexicanos, o cualquier subdivisión política del mismo, este PAGARÉ se considerará suscrito conforme a las leyes de los Estados Unidos Mexicanos y para dichos efectos será interpretado de conformidad con las leyes de los Estados Unidos Mexicanos. En cualquier acción o procedimiento derivado de o relativo a este PAGARÉ, el Suscriptor se somete expresamente a la jurisdicción de los tribunales competentes de la Ciudad de México, Distrito Federal, Estados Unidos Mexicanos, o a las cortes del Estado de Nueva York, en el condado de Nueva York, o de los Estados Unidos de América para el Distrito Sur de Nueva York, a elección del actor, por lo que el Suscriptor expresamente renuncia a cualquier otra jurisdicción a la que pudiere tener derecho, incluyendo pero sin limitar, la jurisdicción por razón de sus domicilios presentes o futuros o por razón del lugar de pago de este PAGARÉ o por cualquier otra razón.

Tanto el Suscriptor como el Beneficiario, renuncian, en la medida que la ley lo permita, a cualquier derecho a un juicio por jurado en cualquier procedimiento legal relacionado o que derive de este PAGARÉ.

Una vez realizado el pago o su equivalente de este PAGARÉ por el Suscriptor, el Beneficiario marcará este PAGARÉ como “cancelado” y lo entregará al Suscriptor a la brevedad.

El presente PAGARÉ consta de tres (3) hojas, y se suscribe en inglés y español, siendo ambas versiones obligatorias para el Suscriptor, y constituyen uno y el persons liable or to become liable on this PROMISSORY NOTE severally waive any diligence, presentment, demand, protest, or notice of nonpayment or dishonor with respect to this PROMISSORY NOTE. Failure to exercise by the Payee of any of its rights hereunder in any instance shall not constitute a waiver of such rights.

Maker hereby designates Ave. Gómez Morin 1111 Sur, Col. Carrizalejo, San Pedro Garza García, N.L., 66254, United Mexican States (Attention: Alejandro Elizondo), as its domicile for everything related with this PROMISSORY NOTE.

Payee hereby designates One AT&T Plaza, 208 S. Akard; Room 3214, Dallas, TX 75202, United States of America (Attention: [***]), as its domicile for everything related with this PROMISSORY NOTE.

This PROMISSORY NOTE shall be deemed to be made under the laws of the State of New York, United States of America, and for all purposes shall be construed in accordance with the laws of such State; provided, however, that for any legal action or proceeding brought with respect to this PROMISSORY NOTE in the courts of the United Mexican States, or any political subdivision thereof, this PROMISSORY NOTE shall be deemed to be made under the laws of the United Mexican States and for such purposes shall be construed in accordance with the laws of the United Mexican States. In any action or proceeding arising out of or relating to this PROMISSORY NOTE, the Maker hereby explicitly submit to the jurisdiction of the competent courts of the Federal District, United Mexican States, or the courts of the State of New York in the county of New York, or of the United States of America for the Southern District of New York, at the election of the plaintiff, wherefore the Payee waive expressly any other jurisdiction to which it might have a right, including but not limited to, jurisdiction by reason of its present or future domiciles or by reason of the place of payment of this PROMISSORY NOTE or by any other reason.

Each of the Maker and the Payee hereby waive, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or related to this PROMISSORY NOTE.

Upon payment or other satisfaction of this PROMISSORY NOTE by the Maker, the Payee shall mark this PROMISSORY NOTE as “cancelled” and shall promptly return this cancelled PROMISSORY NOTE to the Maker.

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

mismo PAGARÉ, en el entendido, sin embargo, que en caso de duda respecto de la correcta interpretación y entendimiento de este PAGARÉ, el texto en inglés prevalecerá en todos los casos; en el entendido, sin embargo, que en el supuesto en el que se ejerza cualquier acción o procedimiento legal en los tribunales de los Estados Unidos Mexicanos (o cualquier subdivisión política del mismo) en términos de este PAGARÉ, el texto en español prevalecerá.

Este PAGARÉ se suscribe en [—], [—], el [—] de [—]de 201[—].

This PROMISSORY NOTE is comprised of three (3) pages and is executed in an English and a Spanish version, both of which shall bind the Maker and constitute one and the same PROMISSORY NOTE; provided, however, that in case of doubt as to the proper interpretation and construction of this PROMISSORY NOTE, the English text shall be controlling in all cases; provided, however, that when any legal action or proceeding is brought in the courts of the United Mexican States (or any political subdivision thereof) under the terms of this PROMISSORY NOTE, the Spanish text shall prevail.

This PROMISSORY NOTE is executed in [—], [—],on [—], 201[—].

Alfa, S.A.B. de C.V.

Por:

Apoderado/Attorney-in-Fact

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

PAGARÉ

2/6

Por USD$[***] ([***] Dólares, moneda de curso legal en los Estados Unidos de América).

Por este PAGARÉ, la suscrita Alfa, S.A.B. de C.V. (en lo sucesivo, el “Suscriptor”), una sociedad constituida al amparo de las leyes de los Estados Unidos Mexicanos, promete pagar incondicionalmente a la orden de AT&T Telecom Mexico, Inc. (en lo sucesivo, el “Beneficiario”), una sociedad constituida al amparo de las leyes de los Estados Unidos de América, la suerte principal de USD$[***] ([***] Dólares, moneda de curso legal en los Estados Unidos de América) (en lo sucesivo, “Principal”).

La suerte Principal de este PAGARÉ causará intereses ordinarios sobre saldos insolutos a una tasa fija anual de 5.45% (cinco punto cuarenta y cinco por ciento) a partir de la fecha de suscripción de este PAGARÉ (en lo sucesivo, “Intereses”).

La cantidad de Principal más Intereses de este PAGARÉ deberá pagarse el [—]. Si dicha fecha no es un día hábil, el pago deberá realizarse al día hábil inmediato siguiente.

Este PAGARÉ forma parte de una serie de seis pagarés con vencimientos sucesivos, suscritos por el Suscritor en favor del Beneficiario en esta misma fecha. Queda expresamente convenido que ante la falta de pago de uno o más de dichos pagarés por parte del Suscriptor, opera el derecho del Beneficiario de declarar y presentar como vencidos anticipadamente los restantes pagarés. El Suscriptor tendrá la obligación de pagar a la vista la totalidad de los montos establecidos en los restantes pagarés. La falta de ejercicio por el Beneficiario de su derecho a declarar y presentar como vencidos anticipadamente los restantes pagarés ante la falta de pago de alguno de los pagarés por parte del Suscriptor, no constituirá una renuncia a que el Beneficiario ejerza tal derecho en cualquier momento o ante la falta de pago de cualquier otro pagaré. Lo anterior, sin perjuicio de cualesquiera otros derechos que tenga el Beneficiario en términos de este PAGARÉ.

El Suscriptor podrá pagar anticipadamente Principal e Intereses, sin prima o penalidad alguna.

En caso de falta de pago puntual de Principal e Intereses del presente PAGARÉ, los Intereses aumentarán de 5.45% (cinco punto cuarenta y cinco por ciento) a 6.45% (seis punto cuarenta y cinco por ciento), desde la fecha en que la mora ocurra y hasta la fecha del total y completo pago de lo vencido.

PROMISSORY NOTE

2/6

Value USD$[***] ([***] Dollars, legal currency of the United States of America).

By means of this PROMISSORY NOTE, the undersigned Alfa, S.A.B. de C.V. (hereinafter, the “Maker”), a company duly organized under the laws of United Mexican States, hereby unconditionally promises to pay to the order of AT&T Telecom Mexico, Inc. (hereinafter, the “Payee”), a company duly organized under the laws of United States of America, the principal amount of USD$[***] ([***] Dollars, legal currency of the United States of America) (hereinafter, “Principal”).

The Principal amount of this PROMISSORY NOTE shall bear ordinary interest at the annual fixed rate of 5.45% (five point forty five percent) from the subscription date of this PROMISSORY NOTE (hereinafter, “Interests”).

The Principal amount plus Interests of this PROMISSORY NOTE shall be paid on [—]. If such date is a non-business day, then the payment shall be due on the next succeeding business day.

This PROMISSORY NOTE is part of a series of six promissory notes with successive maturities, subscribed by the Maker in favor of Payee on this same date. It is expressly agreed that if Maker fails to pay one or more of such promissory notes, Payee shall have the right to declare and present as due and payable the remaining promissory notes. Maker shall have the obligation to pay upon demand of the Payee the totality of the amounts established in the remaining promissory notes. Payee’s failure to exercise its right to declare and present as due and payable the remaining promissory notes upon Maker’s failure to pay any of the promissory notes, shall not constitute a waiver of Payee to exercise such right at any time or in the event of a further failure of Maker to pay any other promissory note. The foregoing without prejudice of any other rights that the Payee may have under this PROMISSORY NOTE.

Maker may prepay the total or partial balance of the Principal and Interests without premium or penalty.

In the event of late payment of Principal and Interests of this PROMISSORY NOTE, Interests shall increase from 5.45% (five point forty five percent) to 6.45% (six point forty five percent) from the date the default occurs, until the date the total and complete payment of the due amount is made.

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

Queda expresamente convenido que en caso de falta de pago a su vencimiento de Principal e/o Intereses, cualesquiera gastos y costas (incluyendo, sin limitar, honorarios de razonables abogados) en el que el Beneficiario o cualquier otro tenedor hubiere incurrido para el cobro o ejecución o pago forzoso de este PAGARÉ (judicial o extrajudicial), serán inmediatamente pagaderos y exigibles a opción del Beneficiario o cualquier otro tenedor de este PAGARÉ, quien podrá ejercitar cualquier derecho o acción que tenga el Beneficiario u otro tenedor, sin que el ejercicio de algún derecho o acción implique la renuncia de cualquier otro derecho o acción.

Todos los Intereses que cause este PAGARÉ se calcularán por el número exacto de días naturales transcurridos sobre la base de un año calendario de 360 (trescientos sesenta) días, y se causarán desde e incluyendo la fecha de suscripción de este PAGARÉ, y serán capitalizados anualmente.

La suma de Principal y los Intereses que cause este PAGARÉ serán pagaderos en Dólares, moneda del curso legal de los Estados Unidos de América, en fondos inmediatamente disponibles mediante depósito en la cuenta bancaria [—], en los Estados Unidos de América o en cualquiera otra cuenta bancaria que designe el Beneficiario u otro tenedor en los Estados Unidos de América. Dicha suma de Principal e Intereses (ordinarios y/o moratorios) deberá de hacerse libre de toda deducción, compensación o retención por cualquier impuesto, derecho, cargo o imposición fiscal, presente o futura, fincados sobre el presente PAGARÉ, sus rendimientos o el Beneficiario o cualquier tenedor, por los Gobiernos de los Estados Unidos Mexicanos o de los Estados Unidos de América, o de cualesquiera de sus entidades o subdivisiones políticas o autoridades impositivas, todos los cuales, si fueren aplicables, serán a cargo del Suscriptor.

El Suscriptor renuncia expresa e irrevocablemente al plazo de seis meses establecido en el Artículo 128 en relación con el Artículo 174, ambos de la Ley General de Títulos y Operaciones de Crédito de los Estados Unidos Mexicanos, para que el presente PAGARÉ, le sea presentado para su pago, teniéndose prorrogado dicho plazo a la fecha de su presentación para cobro.

El Suscriptor de este PAGARÉ y cualquier otra persona obligada o que en el futuro se obligue conforme a este documento, conjuntamente, renuncian en este acto a cualquier diligencia, demanda, protesto, o notificación, de cualquier clase en relación con este PAGARÉ. La falta de ejercicio por el Beneficiario de cualquiera de sus derechos conforme a este PAGARÉ, en cualquier

It is expressly agreed that if Maker defaults in the payment of Principal and/or Interests when due hereunder, any fees and expenses (including, without limitation, any reasonable attorneys’ legal fees) incurred by Payee or other holder hereof in collecting or enforcing the payment of this PROMISSORY NOTE (judicial or extrajudicial), shall become immediately due and payable at the option of Payee or other holder of this PROMISSORY NOTE, who may exercise any right or remedy available to Payee or other holder, which exercise of any right or remedy shall not be deemed a waiver to exercise any other right or remedy.

All Interest accrued under this PROMISSORY NOTE shall be computed on the actual number of calendar days elapsed, on the basis of a calendar year of 360 (three hundred and sixty) days, and shall be computed from and including the date of subscription of this PROMISSORY NOTE, and shall be compounded annually.

The Principal amount and Interests accrued under this PROMISSORY NOTE, shall be payable in Dollars, lawful currency of the United States of America, in immediately available funds by means of a deposit to account number [—] in the United States of America, or at such other bank account designated by Payee or other holder in the United States of America. Such Principal and Interests amount (ordinary and/or late payment interests) shall be made free and clear from any deduction, compensation or withholding for any taxes, imposts, charges or fiscal impositions, present or future, established against this PROMISSORY NOTE, its interest accrued, the Payee or any holder, by the Governments of the United Mexican States or the United States of America, or by any of their political entities or subdivisions or taxing authorities therein, all of which, if applicable, shall be the sole responsibility of Maker.

Maker expressly and irrevocably waives the six month term established in Article 128 of the General Law of Negotiable Instruments and Credit Operations of the United Mexican States in connection with Article 174 thereof for the presentation of this PROMISSORY NOTE for payment, in the understanding that said term is hereby tolled until the date of its presentation for payment.

Maker of this PROMISSORY NOTE and all other persons liable or to become liable on this PROMISSORY NOTE severally waive any diligence, presentment, demand, protest, or notice of nonpayment or dishonor with respect to this PROMISSORY NOTE.

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

instancia, no constituirá una renuncia a tales derechos.

El Suscriptor señala como su domicilio para todo lo relacionado con el presente PAGARÉ el ubicado en Ave. Gómez Morin 1111 Sur, Col. Carrizalejo, San Pedro Garza García, N.L., 66254, Estados Unidos Mexicanos (Atención: Alejandro Elizondo).

El Beneficiario señala como su domicilio para todo lo relacionado con el presente PAGARÉ el ubicado en One AT&T Plaza, 208 S. Akard; Room 3214, Dallas, TX 75202, Estados Unidos de América (Atención: [***]).

Este PAGARÉ se entenderá suscrito conforme a las leyes del Estado de Nueva York, Estados Unidos de América y para todos los efectos se interpretará de conformidad con las leyes de dicho Estado; en el entendido, sin embargo, que para cualquier acción o procedimiento legal instituido en relación con este PAGARÉ en los tribunales de los Estados Unidos Mexicanos, o cualquier subdivisión política del mismo, este PAGARÉ se considerará suscrito conforme a las leyes de los Estados Unidos Mexicanos y para dichos efectos será interpretado de conformidad con las leyes de los Estados Unidos Mexicanos. En cualquier acción o procedimiento derivado de o relativo a este PAGARÉ, el Suscriptor se somete expresamente a la jurisdicción de los tribunales competentes de la Ciudad de México, Distrito Federal, Estados Unidos Mexicanos, o a las cortes del Estado de Nueva York, en el condado de Nueva York, o de los Estados Unidos de América para el Distrito Sur de Nueva York, a elección del actor, por lo que el Suscriptor expresamente renuncia a cualquier otra jurisdicción a la que pudiere tener derecho, incluyendo pero sin limitar, la jurisdicción por razón de sus domicilios presentes o futuros o por razón del lugar de pago de este PAGARÉ o por cualquier otra razón.

Tanto el Suscriptor como el Beneficiario, renuncian, en la medida que la ley lo permita, a cualquier derecho a un juicio por jurado en cualquier procedimiento legal relacionado o que derive de este PAGARÉ.

Una vez realizado el pago o su equivalente de este PAGARÉ por el Suscriptor, el Beneficiario marcará este PAGARÉ como “cancelado” y lo entregará al Suscriptor a la brevedad.

El presente PAGARÉ consta de tres (3) hojas, y se suscribe en inglés y español, siendo ambas versiones obligatorias para el Suscriptor, y constituyen uno y el mismo PAGARÉ, en el entendido, sin embargo, que en caso de duda respecto de la correcta interpretación y entendimiento de este PAGARÉ, el texto en inglés prevalecerá en todos los casos; en el entendido, sin

Failure to exercise by the Payee of any of its rights hereunder in any instance shall not constitute a waiver of such rights.

Maker hereby designates Ave. Gómez Morin 1111 Sur, Col. Carrizalejo, San Pedro Garza García, N.L., 66254, United Mexican States (Attention: Alejandro Elizondo), as its domicile for everything related with this PROMISSORY NOTE.

Payee hereby designates One AT&T Plaza, 208 S. Akard; Room 3214, Dallas, TX 75202, United States of America (Attention: [***]), as its domicile for everything related with this PROMISSORY NOTE.

This PROMISSORY NOTE shall be deemed to be made under the laws of the State of New York, United States of America, and for all purposes shall be construed in accordance with the laws of such State; provided, however, that for any legal action or proceeding brought with respect to this PROMISSORY NOTE in the courts of the United Mexican States, or any political subdivision thereof, this PROMISSORY NOTE shall be deemed to be made under the laws of the United Mexican States and for such purposes shall be construed in accordance with the laws of the United Mexican States. In any action or proceeding arising out of or relating to this PROMISSORY NOTE, the Maker hereby explicitly submit to the jurisdiction of the competent courts of the Federal District, United Mexican States, or the courts of the State of New York in the county of New York, or of the United States of America for the Southern District of New York, at the election of the plaintiff, wherefore the Payee waive expressly any other jurisdiction to which it might have a right, including but not limited to, jurisdiction by reason of its present or future domiciles or by reason of the place of payment of this PROMISSORY NOTE or by any other reason.

Each of the Maker and the Payee hereby waive, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or related to this PROMISSORY NOTE.

Upon payment or other satisfaction of this PROMISSORY NOTE by the Maker, the Payee shall mark this PROMISSORY NOTE as “cancelled” and shall promptly return this cancelled PROMISSORY NOTE to the Maker.

This PROMISSORY NOTE is comprised of three (3) pages and is executed in an English and a Spanish version, both of which shall bind the Maker and constitute one and the same PROMISSORY NOTE;

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

embargo, que en el supuesto en el que se ejerza cualquier acción o procedimiento legal en los tribunales de los Estados Unidos Mexicanos (o cualquier subdivisión política del mismo) en términos de este PAGARÉ, el texto en español prevalecerá.

Este PAGARÉ se suscribe en [—], [—], el [—] de [—]de 201[—].

provided, however, that in case of doubt as to the proper interpretation and construction of this PROMISSORY NOTE, the English text shall be controlling in all cases; provided, however, that when any legal action or proceeding is brought in the courts of the United Mexican States (or any political subdivision thereof) under the terms of this PROMISSORY NOTE, the Spanish text shall prevail.

This PROMISSORY NOTE is executed in [—], [—],on [—], 201[—].

Alfa, S.A.B. de C.V.

Por:

Apoderado/Attorney-in-Fact

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

PAGARÉ

3/6

Por USD$[***] ([***] Dólares, moneda de curso legal en los Estados Unidos de América).

Por este PAGARÉ, la suscrita Alfa, S.A.B. de C.V. (en lo sucesivo, el “Suscriptor”), una sociedad constituida al amparo de las leyes de los Estados Unidos Mexicanos, promete pagar incondicionalmente a la orden de AT&T Telecom Mexico, Inc. (en lo sucesivo, el “Beneficiario”), una sociedad constituida al amparo de las leyes de los Estados Unidos de América, la suerte principal de USD$[***] ([***] Dólares, moneda de curso legal en los Estados Unidos de América) (en lo sucesivo, “Principal”).

La suerte Principal de este PAGARÉ causará intereses ordinarios sobre saldos insolutos a una tasa fija anual de 5.45% (cinco punto cuarenta y cinco por ciento) a partir de la fecha de suscripción de este PAGARÉ (en lo sucesivo, “Intereses”).

La cantidad de Principal más Intereses de este PAGARÉ deberá pagarse el [—]. Si dicha fecha no es un día hábil, el pago deberá realizarse al día hábil inmediato siguiente.

Este PAGARÉ forma parte de una serie de seis pagarés con vencimientos sucesivos, suscritos por el Suscritor en favor del Beneficiario en esta misma fecha. Queda expresamente convenido que ante la falta de pago de uno o más de dichos pagarés por parte del Suscriptor, opera el derecho del Beneficiario de declarar y presentar como vencidos anticipadamente los restantes pagarés. El Suscriptor tendrá la obligación de pagar a la vista la totalidad de los montos establecidos en los restantes pagarés. La falta de ejercicio por el Beneficiario de su derecho a declarar y presentar como vencidos anticipadamente los restantes pagarés ante la falta de pago de alguno de los pagarés por parte del Suscriptor, no constituirá una renuncia a que el Beneficiario ejerza tal derecho en cualquier momento o ante la falta de pago de cualquier otro pagaré. Lo anterior, sin perjuicio de cualesquiera otros derechos que tenga el Beneficiario en términos de este PAGARÉ.

El Suscriptor podrá pagar anticipadamente Principal e Intereses, sin prima o penalidad alguna.

En caso de falta de pago puntual de Principal e Intereses del presente PAGARÉ, los Intereses aumentarán de 5.45% (cinco punto cuarenta y cinco por ciento) a 6.45% (seis punto cuarenta y cinco por ciento), desde la fecha en que la mora ocurra y hasta la fecha del total y completo pago de lo vencido.

PROMISSORY NOTE

3/6

Value USD$[***] ([***] Dollars, legal currency of the United States of America).

By means of this PROMISSORY NOTE, the undersigned Alfa, S.A.B. de C.V. (hereinafter, the “Maker”), a company duly organized under the laws of United Mexican States, hereby unconditionally promises to pay to the order of AT&T Telecom Mexico, Inc. (hereinafter, the “Payee”), a company duly organized under the laws of United States of America, the principal amount of USD$[***] ([***] Dollars, legal currency of the United States of America) (hereinafter, “Principal”).

The Principal amount of this PROMISSORY NOTE shall bear ordinary interest at the annual fixed rate of 5.45% (five point forty five percent) from the subscription date of this PROMISSORY NOTE (hereinafter, “Interests”).

The Principal amount plus Interests of this PROMISSORY NOTE shall be paid on [—]. If such date is a non-business day, then the payment shall be due on the next succeeding business day.

This PROMISSORY NOTE is part of a series of six promissory notes with successive maturities, subscribed by the Maker in favor of Payee on this same date. It is expressly agreed that if Maker fails to pay one or more of such promissory notes, Payee shall have the right to declare and present as due and payable the remaining promissory notes. Maker shall have the obligation to pay upon demand of the Payee the totality of the amounts established in the remaining promissory notes. Payee’s failure to exercise its right to declare and present as due and payable the remaining promissory notes upon Maker’s failure to pay any of the promissory notes, shall not constitute a waiver of Payee to exercise such right at any time or in the event of a further failure of Maker to pay any other promissory note. The foregoing without prejudice of any other rights that the Payee may have under this PROMISSORY NOTE.

Maker may prepay the total or partial balance of the Principal and Interests without premium or penalty.

In the event of late payment of Principal and Interests of this PROMISSORY NOTE, Interests shall increase from 5.45% (five point forty five percent) to 6.45% (six point forty five percent) from the date the default occurs, until the date the total and complete payment of the due amount is made.

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

Queda expresamente convenido que en caso de falta de pago a su vencimiento de Principal e/o Intereses, cualesquiera gastos y costas (incluyendo, sin limitar, honorarios de razonables abogados) en el que el Beneficiario o cualquier otro tenedor hubiere incurrido para el cobro o ejecución o pago forzoso de este PAGARÉ (judicial o extrajudicial), serán inmediatamente pagaderos y exigibles a opción del Beneficiario o cualquier otro tenedor de este PAGARÉ, quien podrá ejercitar cualquier derecho o acción que tenga el Beneficiario u otro tenedor, sin que el ejercicio de algún derecho o acción implique la renuncia de cualquier otro derecho o acción.

Todos los Intereses que cause este PAGARÉ se calcularán por el número exacto de días naturales transcurridos sobre la base de un año calendario de 360 (trescientos sesenta) días, y se causarán desde e incluyendo la fecha de suscripción de este PAGARÉ, y serán capitalizados anualmente.

La suma de Principal y los Intereses que cause este PAGARÉ serán pagaderos en Dólares, moneda del curso legal de los Estados Unidos de América, en fondos inmediatamente disponibles mediante depósito en la cuenta bancaria [—], en los Estados Unidos de América o en cualquiera otra cuenta bancaria que designe el Beneficiario u otro tenedor en los Estados Unidos de América. Dicha suma de Principal e Intereses (ordinarios y/o moratorios) deberá de hacerse libre de toda deducción, compensación o retención por cualquier impuesto, derecho, cargo o imposición fiscal, presente o futura, fincados sobre el presente PAGARÉ, sus rendimientos o el Beneficiario o cualquier tenedor, por los Gobiernos de los Estados Unidos Mexicanos o de los Estados Unidos de América, o de cualesquiera de sus entidades o subdivisiones políticas o autoridades impositivas, todos los cuales, si fueren aplicables, serán a cargo del Suscriptor.

El Suscriptor renuncia expresa e irrevocablemente al plazo de seis meses establecido en el Artículo 128 en relación con el Artículo 174, ambos de la Ley General de Títulos y Operaciones de Crédito de los Estados Unidos Mexicanos, para que el presente PAGARÉ, le sea presentado para su pago, teniéndose prorrogado dicho plazo a la fecha de su presentación para cobro.

El Suscriptor de este PAGARÉ y cualquier otra persona obligada o que en el futuro se obligue conforme a este documento, conjuntamente, renuncian en este acto a cualquier diligencia, demanda, protesto, o notificación, de cualquier clase en relación con este PAGARÉ. La falta de ejercicio por el Beneficiario de cualquiera de sus derechos conforme a este PAGARÉ, en cualquier

It is expressly agreed that if Maker defaults in the payment of Principal and/or Interests when due hereunder, any fees and expenses (including, without limitation, any reasonable attorneys’ legal fees) incurred by Payee or other holder hereof in collecting or enforcing the payment of this PROMISSORY NOTE (judicial or extrajudicial), shall become immediately due and payable at the option of Payee or other holder of this PROMISSORY NOTE, who may exercise any right or remedy available to Payee or other holder, which exercise of any right or remedy shall not be deemed a waiver to exercise any other right or remedy.

All Interest accrued under this PROMISSORY NOTE shall be computed on the actual number of calendar days elapsed, on the basis of a calendar year of 360 (three hundred and sixty) days, and shall be computed from and including the date of subscription of this PROMISSORY NOTE, and shall be compounded annually.

The Principal amount and Interests accrued under this PROMISSORY NOTE, shall be payable in Dollars, lawful currency of the United States of America, in immediately available funds by means of a deposit to account number [—] in the United States of America, or at such other bank account designated by Payee or other holder in the United States of America. Such Principal and Interests amount (ordinary and/or late payment interests) shall be made free and clear from any deduction, compensation or withholding for any taxes, imposts, charges or fiscal impositions, present or future, established against this PROMISSORY NOTE, its interest accrued, the Payee or any holder, by the Governments of the United Mexican States or the United States of America, or by any of their political entities or subdivisions or taxing authorities therein, all of which, if applicable, shall be the sole responsibility of Maker.

Maker expressly and irrevocably waives the six month term established in Article 128 of the General Law of Negotiable Instruments and Credit Operations of the United Mexican States in connection with Article 174 thereof for the presentation of this PROMISSORY NOTE for payment, in the understanding that said term is hereby tolled until the date of its presentation for payment.

Maker of this PROMISSORY NOTE and all other persons liable or to become liable on this PROMISSORY NOTE severally waive any diligence, presentment, demand, protest, or notice of nonpayment or dishonor with respect to this PROMISSORY NOTE.

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

instancia, no constituirá una renuncia a tales derechos.

El Suscriptor señala como su domicilio para todo lo relacionado con el presente PAGARÉ el ubicado en Ave. Gómez Morin 1111 Sur, Col. Carrizalejo, San Pedro Garza García, N.L., 66254, Estados Unidos Mexicanos (Atención: Alejandro Elizondo).

El Beneficiario señala como su domicilio para todo lo relacionado con el presente PAGARÉ el ubicado en One AT&T Plaza, 208 S. Akard; Room 3214, Dallas, TX 75202, Estados Unidos de América (Atención: [***]).

Este PAGARÉ se entenderá suscrito conforme a las leyes del Estado de Nueva York, Estados Unidos de América y para todos los efectos se interpretará de conformidad con las leyes de dicho Estado; en el entendido, sin embargo, que para cualquier acción o procedimiento legal instituido en relación con este PAGARÉ en los tribunales de los Estados Unidos Mexicanos, o cualquier subdivisión política del mismo, este PAGARÉ se considerará suscrito conforme a las leyes de los Estados Unidos Mexicanos y para dichos efectos será interpretado de conformidad con las leyes de los Estados Unidos Mexicanos. En cualquier acción o procedimiento derivado de o relativo a este PAGARÉ, el Suscriptor se somete expresamente a la jurisdicción de los tribunales competentes de la Ciudad de México, Distrito Federal, Estados Unidos Mexicanos, o a las cortes del Estado de Nueva York, en el condado de Nueva York, o de los Estados Unidos de América para el Distrito Sur de Nueva York, a elección del actor, por lo que el Suscriptor expresamente renuncia a cualquier otra jurisdicción a la que pudiere tener derecho, incluyendo pero sin limitar, la jurisdicción por razón de sus domicilios presentes o futuros o por razón del lugar de pago de este PAGARÉ o por cualquier otra razón.

Tanto el Suscriptor como el Beneficiario, renuncian, en la medida que la ley lo permita, a cualquier derecho a un juicio por jurado en cualquier procedimiento legal relacionado o que derive de este PAGARÉ.

Una vez realizado el pago o su equivalente de este PAGARÉ por el Suscriptor, el Beneficiario marcará este PAGARÉ como “cancelado” y lo entregará al Suscriptor a la brevedad.

El presente PAGARÉ consta de tres (3) hojas, y se suscribe en inglés y español, siendo ambas versiones obligatorias para el Suscriptor, y constituyen uno y el mismo PAGARÉ, en el entendido, sin embargo, que en caso de duda respecto de la correcta interpretación y entendimiento de este PAGARÉ, el texto en inglés prevalecerá en todos los casos; en el entendido, sin

Failure to exercise by the Payee of any of its rights hereunder in any instance shall not constitute a waiver of such rights.

Maker hereby designates Ave. Gómez Morin 1111 Sur, Col. Carrizalejo, San Pedro Garza García, N.L., 66254, United Mexican States (Attention: Alejandro Elizondo), as its domicile for everything related with this PROMISSORY NOTE.

Payee hereby designates One AT&T Plaza, 208 S. Akard; Room 3214, Dallas, TX 75202, United States of America (Attention: [***]), as its domicile for everything related with this PROMISSORY NOTE.

This PROMISSORY NOTE shall be deemed to be made under the laws of the State of New York, United States of America, and for all purposes shall be construed in accordance with the laws of such State; provided, however, that for any legal action or proceeding brought with respect to this PROMISSORY NOTE in the courts of the United Mexican States, or any political subdivision thereof, this PROMISSORY NOTE shall be deemed to be made under the laws of the United Mexican States and for such purposes shall be construed in accordance with the laws of the United Mexican States. In any action or proceeding arising out of or relating to this PROMISSORY NOTE, the Maker hereby explicitly submit to the jurisdiction of the competent courts of the Federal District, United Mexican States, or the courts of the State of New York in the county of New York, or of the United States of America for the Southern District of New York, at the election of the plaintiff, wherefore the Payee waive expressly any other jurisdiction to which it might have a right, including but not limited to, jurisdiction by reason of its present or future domiciles or by reason of the place of payment of this PROMISSORY NOTE or by any other reason.

Each of the Maker and the Payee hereby waive, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or related to this PROMISSORY NOTE.

Upon payment or other satisfaction of this PROMISSORY NOTE by the Maker, the Payee shall mark this PROMISSORY NOTE as “cancelled” and shall promptly return this cancelled PROMISSORY NOTE to the Maker.

This PROMISSORY NOTE is comprised of three (3) pages and is executed in an English and a Spanish version, both of which shall bind the Maker and constitute one and the same PROMISSORY NOTE;

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

embargo, que en el supuesto en el que se ejerza cualquier acción o procedimiento legal en los tribunales de los Estados Unidos Mexicanos (o cualquier subdivisión política del mismo) en términos de este PAGARÉ, el texto en español prevalecerá.

Este PAGARÉ se suscribe en [—], [—], el [—] de [—]de 201[—].

provided, however, that in case of doubt as to the proper interpretation and construction of this PROMISSORY NOTE, the English text shall be controlling in all cases; provided, however, that when any legal action or proceeding is brought in the courts of the United Mexican States (or any political subdivision thereof) under the terms of this PROMISSORY NOTE, the Spanish text shall prevail.

This PROMISSORY NOTE is executed in [—], [—],on [—], 201[—].

Alfa, S.A.B. de C.V.

Por:

Apoderado/Attorney-in-Fact

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

PAGARÉ

4/6

Por USD$[***] ([***] Dólares, moneda de curso legal en los Estados Unidos de América).

Por este PAGARÉ, la suscrita Alfa, S.A.B. de C.V. (en lo sucesivo, el “Suscriptor”), una sociedad constituida al amparo de las leyes de los Estados Unidos Mexicanos, promete pagar incondicionalmente a la orden de AT&T Telecom Mexico, Inc. (en lo sucesivo, el “Beneficiario”), una sociedad constituida al amparo de las leyes de los Estados Unidos de América, la suerte principal de USD$[***] ([***] Dólares, moneda de curso legal en los Estados Unidos de América) (en lo sucesivo, “Principal”).

La suerte Principal de este PAGARÉ causará intereses ordinarios sobre saldos insolutos a una tasa fija anual de 5.45% (cinco punto cuarenta y cinco por ciento) a partir de la fecha de suscripción de este PAGARÉ (en lo sucesivo, “Intereses”).

La cantidad de Principal más Intereses de este PAGARÉ deberá pagarse el [—]. Si dicha fecha no es un día hábil, el pago deberá realizarse al día hábil inmediato siguiente.

Este PAGARÉ forma parte de una serie de seis pagarés con vencimientos sucesivos, suscritos por el Suscritor en favor del Beneficiario en esta misma fecha. Queda expresamente convenido que ante la falta de pago de uno o más de dichos pagarés por parte del Suscriptor, opera el derecho del Beneficiario de declarar y presentar como vencidos anticipadamente los restantes pagarés. El Suscriptor tendrá la obligación de pagar a la vista la totalidad de los montos establecidos en los restantes pagarés. La falta de ejercicio por el Beneficiario de su derecho a declarar y presentar como vencidos anticipadamente los restantes pagarés ante la falta de pago de alguno de los pagarés por parte del Suscriptor, no constituirá una renuncia a que el Beneficiario ejerza tal derecho en cualquier momento o ante la falta de pago de cualquier otro pagaré. Lo anterior, sin perjuicio de cualesquiera otros derechos que tenga el Beneficiario en términos de este PAGARÉ.

El Suscriptor podrá pagar anticipadamente Principal e Intereses, sin prima o penalidad alguna.

En caso de falta de pago puntual de Principal e Intereses del presente PAGARÉ, los Intereses aumentarán de 5.45% (cinco punto cuarenta y cinco por ciento) a 6.45% (seis punto cuarenta y cinco por ciento), desde la fecha en que la mora ocurra y hasta la fecha del total y completo pago de lo vencido.

PROMISSORY NOTE

4/6

Value USD$[***] ([***] Dollars, legal currency of the United States of America).

By means of this PROMISSORY NOTE, the undersigned Alfa, S.A.B. de C.V. (hereinafter, the “Maker”), a company duly organized under the laws of United Mexican States, hereby unconditionally promises to pay to the order of AT&T Telecom Mexico, Inc. (hereinafter, the “Payee”), a company duly organized under the laws of United States of America, the principal amount of USD$[***] ([***] Dollars, legal currency of the United States of America) (hereinafter, “Principal”).

The Principal amount of this PROMISSORY NOTE shall bear ordinary interest at the annual fixed rate of 5.45% (five point forty five percent) from the subscription date of this PROMISSORY NOTE (hereinafter, “Interests”).

The Principal amount plus Interests of this PROMISSORY NOTE shall be paid on [—]. If such date is a non-business day, then the payment shall be due on the next succeeding business day.

This PROMISSORY NOTE is part of a series of six promissory notes with successive maturities, subscribed by the Maker in favor of Payee on this same date. It is expressly agreed that if Maker fails to pay one or more of such promissory notes, Payee shall have the right to declare and present as due and payable the remaining promissory notes. Maker shall have the obligation to pay upon demand of the Payee the totality of the amounts established in the remaining promissory notes. Payee’s failure to exercise its right to declare and present as due and payable the remaining promissory notes upon Maker’s failure to pay any of the promissory notes, shall not constitute a waiver of Payee to exercise such right at any time or in the event of a further failure of Maker to pay any other promissory note. The foregoing without prejudice of any other rights that the Payee may have under this PROMISSORY NOTE.

Maker may prepay the total or partial balance of the Principal and Interests without premium or penalty.

In the event of late payment of Principal and Interests of this PROMISSORY NOTE, Interests shall increase from 5.45% (five point forty five percent) to 6.45% (six point forty five percent) from the date the default occurs, until the date the total and complete payment of the due amount is made.

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

Queda expresamente convenido que en caso de falta de pago a su vencimiento de Principal e/o Intereses, cualesquiera gastos y costas (incluyendo, sin limitar, honorarios de razonables abogados) en el que el Beneficiario o cualquier otro tenedor hubiere incurrido para el cobro o ejecución o pago forzoso de este PAGARÉ (judicial o extrajudicial), serán inmediatamente pagaderos y exigibles a opción del Beneficiario o cualquier otro tenedor de este PAGARÉ, quien podrá ejercitar cualquier derecho o acción que tenga el Beneficiario u otro tenedor, sin que el ejercicio de algún derecho o acción implique la renuncia de cualquier otro derecho o acción.

Todos los Intereses que cause este PAGARÉ se calcularán por el número exacto de días naturales transcurridos sobre la base de un año calendario de 360 (trescientos sesenta) días, y se causarán desde e incluyendo la fecha de suscripción de este PAGARÉ, y serán capitalizados anualmente.

La suma de Principal y los Intereses que cause este PAGARÉ serán pagaderos en Dólares, moneda del curso legal de los Estados Unidos de América, en fondos inmediatamente disponibles mediante depósito en la cuenta bancaria [—], en los Estados Unidos de América o en cualquiera otra cuenta bancaria que designe el Beneficiario u otro tenedor en los Estados Unidos de América. Dicha suma de Principal e Intereses (ordinarios y/o moratorios) deberá de hacerse libre de toda deducción, compensación o retención por cualquier impuesto, derecho, cargo o imposición fiscal, presente o futura, fincados sobre el presente PAGARÉ, sus rendimientos o el Beneficiario o cualquier tenedor, por los Gobiernos de los Estados Unidos Mexicanos o de los Estados Unidos de América, o de cualesquiera de sus entidades o subdivisiones políticas o autoridades impositivas, todos los cuales, si fueren aplicables, serán a cargo del Suscriptor.

El Suscriptor renuncia expresa e irrevocablemente al plazo de seis meses establecido en el Artículo 128 en relación con el Artículo 174, ambos de la Ley General de Títulos y Operaciones de Crédito de los Estados Unidos Mexicanos, para que el presente PAGARÉ, le sea presentado para su pago, teniéndose prorrogado dicho plazo a la fecha de su presentación para cobro.

El Suscriptor de este PAGARÉ y cualquier otra persona obligada o que en el futuro se obligue conforme a este documento, conjuntamente, renuncian en este acto a cualquier diligencia, demanda, protesto, o notificación, de cualquier clase en relación con este PAGARÉ. La falta de ejercicio por el Beneficiario de cualquiera de sus derechos conforme a este PAGARÉ, en cualquier

It is expressly agreed that if Maker defaults in the payment of Principal and/or Interests when due hereunder, any fees and expenses (including, without limitation, any reasonable attorneys’ legal fees) incurred by Payee or other holder hereof in collecting or enforcing the payment of this PROMISSORY NOTE (judicial or extrajudicial), shall become immediately due and payable at the option of Payee or other holder of this PROMISSORY NOTE, who may exercise any right or remedy available to Payee or other holder, which exercise of any right or remedy shall not be deemed a waiver to exercise any other right or remedy.

All Interest accrued under this PROMISSORY NOTE shall be computed on the actual number of calendar days elapsed, on the basis of a calendar year of 360 (three hundred and sixty) days, and shall be computed from and including the date of subscription of this PROMISSORY NOTE, and shall be compounded annually.

The Principal amount and Interests accrued under this PROMISSORY NOTE, shall be payable in Dollars, lawful currency of the United States of America, in immediately available funds by means of a deposit to account number [—] in the United States of America, or at such other bank account designated by Payee or other holder in the United States of America. Such Principal and Interests amount (ordinary and/or late payment interests) shall be made free and clear from any deduction, compensation or withholding for any taxes, imposts, charges or fiscal impositions, present or future, established against this PROMISSORY NOTE, its interest accrued, the Payee or any holder, by the Governments of the United Mexican States or the United States of America, or by any of their political entities or subdivisions or taxing authorities therein, all of which, if applicable, shall be the sole responsibility of Maker.

Maker expressly and irrevocably waives the six month term established in Article 128 of the General Law of Negotiable Instruments and Credit Operations of the United Mexican States in connection with Article 174 thereof for the presentation of this PROMISSORY NOTE for payment, in the understanding that said term is hereby tolled until the date of its presentation for payment.

Maker of this PROMISSORY NOTE and all other persons liable or to become liable on this PROMISSORY NOTE severally waive any diligence, presentment, demand, protest, or notice of nonpayment or dishonor with respect to this PROMISSORY NOTE.

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

instancia, no constituirá una renuncia a tales derechos.

El Suscriptor señala como su domicilio para todo lo relacionado con el presente PAGARÉ el ubicado en Ave. Gómez Morin 1111 Sur, Col. Carrizalejo, San Pedro Garza García, N.L., 66254, Estados Unidos Mexicanos (Atención: Alejandro Elizondo).

El Beneficiario señala como su domicilio para todo lo relacionado con el presente PAGARÉ el ubicado en One AT&T Plaza, 208 S. Akard; Room 3214, Dallas, TX 75202, Estados Unidos de América (Atención: [***]).

Este PAGARÉ se entenderá suscrito conforme a las leyes del Estado de Nueva York, Estados Unidos de América y para todos los efectos se interpretará de conformidad con las leyes de dicho Estado; en el entendido, sin embargo, que para cualquier acción o procedimiento legal instituido en relación con este PAGARÉ en los tribunales de los Estados Unidos Mexicanos, o cualquier subdivisión política del mismo, este PAGARÉ se considerará suscrito conforme a las leyes de los Estados Unidos Mexicanos y para dichos efectos será interpretado de conformidad con las leyes de los Estados Unidos Mexicanos. En cualquier acción o procedimiento derivado de o relativo a este PAGARÉ, el Suscriptor se somete expresamente a la jurisdicción de los tribunales competentes de la Ciudad de México, Distrito Federal, Estados Unidos Mexicanos, o a las cortes del Estado de Nueva York, en el condado de Nueva York, o de los Estados Unidos de América para el Distrito Sur de Nueva York, a elección del actor, por lo que el Suscriptor expresamente renuncia a cualquier otra jurisdicción a la que pudiere tener derecho, incluyendo pero sin limitar, la jurisdicción por razón de sus domicilios presentes o futuros o por razón del lugar de pago de este PAGARÉ o por cualquier otra razón.

Tanto el Suscriptor como el Beneficiario, renuncian, en la medida que la ley lo permita, a cualquier derecho a un juicio por jurado en cualquier procedimiento legal relacionado o que derive de este PAGARÉ.

Una vez realizado el pago o su equivalente de este PAGARÉ por el Suscriptor, el Beneficiario marcará este PAGARÉ como “cancelado” y lo entregará al Suscriptor a la brevedad.

El presente PAGARÉ consta de tres (3) hojas, y se suscribe en inglés y español, siendo ambas versiones obligatorias para el Suscriptor, y constituyen uno y el mismo PAGARÉ, en el entendido, sin embargo, que en caso de duda respecto de la correcta interpretación y entendimiento de este PAGARÉ, el texto en inglés prevalecerá en todos los casos; en el entendido, sin

Failure to exercise by the Payee of any of its rights hereunder in any instance shall not constitute a waiver of such rights.

Maker hereby designates Ave. Gómez Morin 1111 Sur, Col. Carrizalejo, San Pedro Garza García, N.L., 66254, United Mexican States (Attention: Alejandro Elizondo), as its domicile for everything related with this PROMISSORY NOTE.

Payee hereby designates One AT&T Plaza, 208 S. Akard; Room 3214, Dallas, TX 75202, United States of America (Attention: [***]), as its domicile for everything related with this PROMISSORY NOTE.

This PROMISSORY NOTE shall be deemed to be made under the laws of the State of New York, United States of America, and for all purposes shall be construed in accordance with the laws of such State; provided, however, that for any legal action or proceeding brought with respect to this PROMISSORY NOTE in the courts of the United Mexican States, or any political subdivision thereof, this PROMISSORY NOTE shall be deemed to be made under the laws of the United Mexican States and for such purposes shall be construed in accordance with the laws of the United Mexican States. In any action or proceeding arising out of or relating to this PROMISSORY NOTE, the Maker hereby explicitly submit to the jurisdiction of the competent courts of the Federal District, United Mexican States, or the courts of the State of New York in the county of New York, or of the United States of America for the Southern District of New York, at the election of the plaintiff, wherefore the Payee waive expressly any other jurisdiction to which it might have a right, including but not limited to, jurisdiction by reason of its present or future domiciles or by reason of the place of payment of this PROMISSORY NOTE or by any other reason.

Each of the Maker and the Payee hereby waive, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or related to this PROMISSORY NOTE.

Upon payment or other satisfaction of this PROMISSORY NOTE by the Maker, the Payee shall mark this PROMISSORY NOTE as “cancelled” and shall promptly return this cancelled PROMISSORY NOTE to the Maker.

This PROMISSORY NOTE is comprised of three (3) pages and is executed in an English and a Spanish version, both of which shall bind the Maker and constitute one and the same PROMISSORY NOTE;

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

embargo, que en el supuesto en el que se ejerza cualquier acción o procedimiento legal en los tribunales de los Estados Unidos Mexicanos (o cualquier subdivisión política del mismo) en términos de este PAGARÉ, el texto en español prevalecerá.

Este PAGARÉ se suscribe en [—], [—], el [—] de [—]de 201[—].

provided, however, that in case of doubt as to the proper interpretation and construction of this PROMISSORY NOTE, the English text shall be controlling in all cases; provided, however, that when any legal action or proceeding is brought in the courts of the United Mexican States (or any political subdivision thereof) under the terms of this PROMISSORY NOTE, the Spanish text shall prevail.

This PROMISSORY NOTE is executed in [—], [—],on [—], 201[—].

Alfa, S.A.B. de C.V.

Por:

Apoderado/Attorney-in-Fact

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

PAGARÉ

5/6

Por USD$[***] ([***] Dólares, moneda de curso legal en los Estados Unidos de América).

Por este PAGARÉ, la suscrita Alfa, S.A.B. de C.V. (en lo sucesivo, el “Suscriptor”), una sociedad constituida al amparo de las leyes de los Estados Unidos Mexicanos, promete pagar incondicionalmente a la orden de AT&T Telecom Mexico, Inc. (en lo sucesivo, el “Beneficiario”), una sociedad constituida al amparo de las leyes de los Estados Unidos de América, la suerte principal de USD$[***] ([***] Dólares, moneda de curso legal en los Estados Unidos de América) (en lo sucesivo, “Principal”).

La suerte Principal de este PAGARÉ causará intereses ordinarios sobre saldos insolutos a una tasa fija anual de 5.45% (cinco punto cuarenta y cinco por ciento) a partir de la fecha de suscripción de este PAGARÉ (en lo sucesivo, “Intereses”).

La cantidad de Principal más Intereses de este PAGARÉ deberá pagarse el [—]. Si dicha fecha no es un día hábil, el pago deberá realizarse al día hábil inmediato siguiente.

Este PAGARÉ forma parte de una serie de seis pagarés con vencimientos sucesivos, suscritos por el Suscritor en favor del Beneficiario en esta misma fecha. Queda expresamente convenido que ante la falta de pago de uno o más de dichos pagarés por parte del Suscriptor, opera el derecho del Beneficiario de declarar y presentar como vencidos anticipadamente los restantes pagarés. El Suscriptor tendrá la obligación de pagar a la vista la totalidad de los montos establecidos en los restantes pagarés. La falta de ejercicio por el Beneficiario de su derecho a declarar y presentar como vencidos anticipadamente los restantes pagarés ante la falta de pago de alguno de los pagarés por parte del Suscriptor, no constituirá una renuncia a que el Beneficiario ejerza tal derecho en cualquier momento o ante la falta de pago de cualquier otro pagaré. Lo anterior, sin perjuicio de cualesquiera otros derechos que tenga el Beneficiario en términos de este PAGARÉ.

El Suscriptor podrá pagar anticipadamente Principal e Intereses, sin prima o penalidad alguna.

En caso de falta de pago puntual de Principal e Intereses del presente PAGARÉ, los Intereses aumentarán de 5.45% (cinco punto cuarenta y cinco por ciento) a 6.45% (seis punto cuarenta y cinco por ciento), desde la fecha en que la mora ocurra y hasta la fecha del total y completo pago de lo vencido.

PROMISSORY NOTE

5/6

Value USD$[***] ([***] Dollars, legal currency of the United States of America).

By means of this PROMISSORY NOTE, the undersigned Alfa, S.A.B. de C.V. (hereinafter, the “Maker”), a company duly organized under the laws of United Mexican States, hereby unconditionally promises to pay to the order of AT&T Telecom Mexico, Inc. (hereinafter, the “Payee”), a company duly organized under the laws of United States of America, the principal amount of USD$[***] ([***] Dollars, legal currency of the United States of America) (hereinafter, “Principal”).

The Principal amount of this PROMISSORY NOTE shall bear ordinary interest at the annual fixed rate of 5.45% (five point forty five percent) from the subscription date of this PROMISSORY NOTE (hereinafter, “Interests”).

The Principal amount plus Interests of this PROMISSORY NOTE shall be paid on [—]. If such date is a non-business day, then the payment shall be due on the next succeeding business day.

This PROMISSORY NOTE is part of a series of six promissory notes with successive maturities, subscribed by the Maker in favor of Payee on this same date. It is expressly agreed that if Maker fails to pay one or more of such promissory notes, Payee shall have the right to declare and present as due and payable the remaining promissory notes. Maker shall have the obligation to pay upon demand of the Payee the totality of the amounts established in the remaining promissory notes. Payee’s failure to exercise its right to declare and present as due and payable the remaining promissory notes upon Maker’s failure to pay any of the promissory notes, shall not constitute a waiver of Payee to exercise such right at any time or in the event of a further failure of Maker to pay any other promissory note. The foregoing without prejudice of any other rights that the Payee may have under this PROMISSORY NOTE.

Maker may prepay the total or partial balance of the Principal and Interests without premium or penalty.

In the event of late payment of Principal and Interests of this PROMISSORY NOTE, Interests shall increase from 5.45% (five point forty five percent) to 6.45% (six point forty five percent) from the date the default occurs, until the date the total and complete payment of the due amount is made.

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

Queda expresamente convenido que en caso de falta de pago a su vencimiento de Principal e/o Intereses, cualesquiera gastos y costas (incluyendo, sin limitar, honorarios de razonables abogados) en el que el Beneficiario o cualquier otro tenedor hubiere incurrido para el cobro o ejecución o pago forzoso de este PAGARÉ (judicial o extrajudicial), serán inmediatamente pagaderos y exigibles a opción del Beneficiario o cualquier otro tenedor de este PAGARÉ, quien podrá ejercitar cualquier derecho o acción que tenga el Beneficiario u otro tenedor, sin que el ejercicio de algún derecho o acción implique la renuncia de cualquier otro derecho o acción.

Todos los Intereses que cause este PAGARÉ se calcularán por el número exacto de días naturales transcurridos sobre la base de un año calendario de 360 (trescientos sesenta) días, y se causarán desde e incluyendo la fecha de suscripción de este PAGARÉ, y serán capitalizados anualmente.

La suma de Principal y los Intereses que cause este PAGARÉ serán pagaderos en Dólares, moneda del curso legal de los Estados Unidos de América, en fondos inmediatamente disponibles mediante depósito en la cuenta bancaria [—], en los Estados Unidos de América o en cualquiera otra cuenta bancaria que designe el Beneficiario u otro tenedor en los Estados Unidos de América. Dicha suma de Principal e Intereses (ordinarios y/o moratorios) deberá de hacerse libre de toda deducción, compensación o retención por cualquier impuesto, derecho, cargo o imposición fiscal, presente o futura, fincados sobre el presente PAGARÉ, sus rendimientos o el Beneficiario o cualquier tenedor, por los Gobiernos de los Estados Unidos Mexicanos o de los Estados Unidos de América, o de cualesquiera de sus entidades o subdivisiones políticas o autoridades impositivas, todos los cuales, si fueren aplicables, serán a cargo del Suscriptor.

El Suscriptor renuncia expresa e irrevocablemente al plazo de seis meses establecido en el Artículo 128 en relación con el Artículo 174, ambos de la Ley General de Títulos y Operaciones de Crédito de los Estados Unidos Mexicanos, para que el presente PAGARÉ, le sea presentado para su pago, teniéndose prorrogado dicho plazo a la fecha de su presentación para cobro.

El Suscriptor de este PAGARÉ y cualquier otra persona obligada o que en el futuro se obligue conforme a este documento, conjuntamente, renuncian en este acto a cualquier diligencia, demanda, protesto, o notificación, de cualquier clase en relación con este PAGARÉ. La falta de ejercicio por el Beneficiario de cualquiera de sus derechos conforme a este PAGARÉ, en cualquier

It is expressly agreed that if Maker defaults in the payment of Principal and/or Interests when due hereunder, any fees and expenses (including, without limitation, any reasonable attorneys’ legal fees) incurred by Payee or other holder hereof in collecting or enforcing the payment of this PROMISSORY NOTE (judicial or extrajudicial), shall become immediately due and payable at the option of Payee or other holder of this PROMISSORY NOTE, who may exercise any right or remedy available to Payee or other holder, which exercise of any right or remedy shall not be deemed a waiver to exercise any other right or remedy.

All Interest accrued under this PROMISSORY NOTE shall be computed on the actual number of calendar days elapsed, on the basis of a calendar year of 360 (three hundred and sixty) days, and shall be computed from and including the date of subscription of this PROMISSORY NOTE, and shall be compounded annually.

The Principal amount and Interests accrued under this PROMISSORY NOTE, shall be payable in Dollars, lawful currency of the United States of America, in immediately available funds by means of a deposit to account number [—] in the United States of America, or at such other bank account designated by Payee or other holder in the United States of America. Such Principal and Interests amount (ordinary and/or late payment interests) shall be made free and clear from any deduction, compensation or withholding for any taxes, imposts, charges or fiscal impositions, present or future, established against this PROMISSORY NOTE, its interest accrued, the Payee or any holder, by the Governments of the United Mexican States or the United States of America, or by any of their political entities or subdivisions or taxing authorities therein, all of which, if applicable, shall be the sole responsibility of Maker.

Maker expressly and irrevocably waives the six month term established in Article 128 of the General Law of Negotiable Instruments and Credit Operations of the United Mexican States in connection with Article 174 thereof for the presentation of this PROMISSORY NOTE for payment, in the understanding that said term is hereby tolled until the date of its presentation for payment.

Maker of this PROMISSORY NOTE and all other persons liable or to become liable on this PROMISSORY NOTE severally waive any diligence, presentment, demand, protest, or notice of nonpayment or dishonor with respect to this PROMISSORY NOTE.

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

instancia, no constituirá una renuncia a tales derechos.

El Suscriptor señala como su domicilio para todo lo relacionado con el presente PAGARÉ el ubicado en Ave. Gómez Morin 1111 Sur, Col. Carrizalejo, San Pedro Garza García, N.L., 66254, Estados Unidos Mexicanos (Atención: Alejandro Elizondo).

El Beneficiario señala como su domicilio para todo lo relacionado con el presente PAGARÉ el ubicado en One AT&T Plaza, 208 S. Akard; Room 3214, Dallas, TX 75202, Estados Unidos de América (Atención: [***]).

Este PAGARÉ se entenderá suscrito conforme a las leyes del Estado de Nueva York, Estados Unidos de América y para todos los efectos se interpretará de conformidad con las leyes de dicho Estado; en el entendido, sin embargo, que para cualquier acción o procedimiento legal instituido en relación con este PAGARÉ en los tribunales de los Estados Unidos Mexicanos, o cualquier subdivisión política del mismo, este PAGARÉ se considerará suscrito conforme a las leyes de los Estados Unidos Mexicanos y para dichos efectos será interpretado de conformidad con las leyes de los Estados Unidos Mexicanos. En cualquier acción o procedimiento derivado de o relativo a este PAGARÉ, el Suscriptor se somete expresamente a la jurisdicción de los tribunales competentes de la Ciudad de México, Distrito Federal, Estados Unidos Mexicanos, o a las cortes del Estado de Nueva York, en el condado de Nueva York, o de los Estados Unidos de América para el Distrito Sur de Nueva York, a elección del actor, por lo que el Suscriptor expresamente renuncia a cualquier otra jurisdicción a la que pudiere tener derecho, incluyendo pero sin limitar, la jurisdicción por razón de sus domicilios presentes o futuros o por razón del lugar de pago de este PAGARÉ o por cualquier otra razón.

Tanto el Suscriptor como el Beneficiario, renuncian, en la medida que la ley lo permita, a cualquier derecho a un juicio por jurado en cualquier procedimiento legal relacionado o que derive de este PAGARÉ.

Una vez realizado el pago o su equivalente de este PAGARÉ por el Suscriptor, el Beneficiario marcará este PAGARÉ como “cancelado” y lo entregará al Suscriptor a la brevedad.

El presente PAGARÉ consta de tres (3) hojas, y se suscribe en inglés y español, siendo ambas versiones obligatorias para el Suscriptor, y constituyen uno y el mismo PAGARÉ, en el entendido, sin

Failure to exercise by the Payee of any of its rights hereunder in any instance shall not constitute a waiver of such rights.

Maker hereby designates Ave. Gómez Morin 1111 Sur, Col. Carrizalejo, San Pedro Garza García, N.L., 66254, United Mexican States (Attention: Alejandro Elizondo), as its domicile for everything related with this PROMISSORY NOTE.

Payee hereby designates One AT&T Plaza, 208 S. Akard; Room 3214, Dallas, TX 75202, United States of America (Attention: [***]), as its domicile for everything related with this PROMISSORY NOTE.

This PROMISSORY NOTE shall be deemed to be made under the laws of the State of New York, United States of America, and for all purposes shall be construed in accordance with the laws of such State; provided, however, that for any legal action or proceeding brought with respect to this PROMISSORY NOTE in the courts of the United Mexican States, or any political subdivision thereof, this PROMISSORY NOTE shall be deemed to be made under the laws of the United Mexican States and for such purposes shall be construed in accordance with the laws of the United Mexican States. In any action or proceeding arising out of or relating to this PROMISSORY NOTE, the Maker hereby explicitly submit to the jurisdiction of the competent courts of the Federal District, United Mexican States, or the courts of the State of New York in the county of New York, or of the United States of America for the Southern District of New York, at the election of the plaintiff, wherefore the Payee waive expressly any other jurisdiction to which it might have a right, including but not limited to, jurisdiction by reason of its present or future domiciles or by reason of the place of payment of this PROMISSORY NOTE or by any other reason.

Each of the Maker and the Payee hereby waive, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or related to this PROMISSORY NOTE.

Upon payment or other satisfaction of this PROMISSORY NOTE by the Maker, the Payee shall mark this PROMISSORY NOTE as “cancelled” and shall promptly return this cancelled PROMISSORY NOTE to the Maker.

This PROMISSORY NOTE is comprised of three (3) pages and is executed in an English and a Spanish version, both of which shall bind the Maker and constitute one and the same PROMISSORY NOTE;

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

embargo, que en caso de duda respecto de la correcta interpretación y entendimiento de este PAGARÉ, el texto en inglés prevalecerá en todos los casos; en el entendido, sin embargo, que en el supuesto en el que se ejerza cualquier acción o procedimiento legal en los tribunales de los Estados Unidos Mexicanos (o cualquier subdivisión política del mismo) en términos de este PAGARÉ, el texto en español prevalecerá.

Este PAGARÉ se suscribe en [—], [—], el [—] de [—]de 201[—].

provided, however, that in case of doubt as to the proper interpretation and construction of this PROMISSORY NOTE, the English text shall be controlling in all cases; provided, however, that when any legal action or proceeding is brought in the courts of the United Mexican States (or any political subdivision thereof) under the terms of this PROMISSORY NOTE, the Spanish text shall prevail.

This PROMISSORY NOTE is executed in [—], [—],on [—], 201[—].

Alfa, S.A.B. de C.V.

Por:

Apoderado/Attorney-in-Fact

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

PAGARÉ

6/6

Por USD$[***] ([***] Dólares, moneda de curso legal en los Estados Unidos de América).

Por este PAGARÉ, la suscrita Alfa, S.A.B. de C.V. (en lo sucesivo, el “Suscriptor”), una sociedad constituida al amparo de las leyes de los Estados Unidos Mexicanos, promete pagar incondicionalmente a la orden de AT&T Telecom Mexico, Inc. (en lo sucesivo, el “Beneficiario”), una sociedad constituida al amparo de las leyes de los Estados Unidos de América, la suerte principal de USD$[***] ([***] mil Dólares, moneda de curso legal en los Estados Unidos de América) (en lo sucesivo, “Principal”).

La suerte Principal de este PAGARÉ causará intereses ordinarios sobre saldos insolutos a una tasa fija anual de 5.45% (cinco punto cuarenta y cinco por ciento) a partir de la fecha de suscripción de este PAGARÉ (en lo sucesivo, “Intereses”).

La cantidad de Principal más Intereses de este PAGARÉ deberá pagarse el [—]. Si dicha fecha no es un día hábil, el pago deberá realizarse al día hábil inmediato siguiente.

Este PAGARÉ forma parte de una serie de seis pagarés con vencimientos sucesivos, suscritos por el Suscritor en favor del Beneficiario en esta misma fecha. Queda expresamente convenido que ante la falta de pago de uno o más de dichos pagarés por parte del Suscriptor, opera el derecho del Beneficiario de declarar y presentar como vencidos anticipadamente los restantes pagarés. El Suscriptor tendrá la obligación de pagar a la vista la totalidad de los montos establecidos en los restantes pagarés. La falta de ejercicio por el Beneficiario de su derecho a declarar y presentar como vencidos anticipadamente los restantes pagarés ante la falta de pago de alguno de los pagarés por parte del Suscriptor, no constituirá una renuncia a que el Beneficiario ejerza tal derecho en cualquier momento o ante la falta de pago de cualquier otro pagaré. Lo anterior, sin perjuicio de cualesquiera otros derechos que tenga el Beneficiario en términos de este PAGARÉ.

El Suscriptor podrá pagar anticipadamente Principal e Intereses, sin prima o penalidad alguna.

En caso de falta de pago puntual de Principal e Intereses del presente PAGARÉ, los Intereses aumentarán de 5.45% (cinco punto cuarenta y cinco por ciento) a 6.45% (seis punto cuarenta y cinco por ciento), desde la fecha en que la mora ocurra y hasta la fecha del total y completo pago de lo vencido.

PROMISSORY NOTE

6/6

Value USD$[***] ([***] Dollars, legal currency of the United States of America).

By means of this PROMISSORY NOTE, the undersigned Alfa, S.A.B. de C.V. (hereinafter, the “Maker”), a company duly organized under the laws of United Mexican States, hereby unconditionally promises to pay to the order of AT&T Telecom Mexico, Inc. (hereinafter, the “Payee”), a company duly organized under the laws of United States of America, the principal amount of USD$[***] ([***] Dollars, legal currency of the United States of America) (hereinafter, “Principal”).

The Principal amount of this PROMISSORY NOTE shall bear ordinary interest at the annual fixed rate of 5.45% (five point forty five percent) from the subscription date of this PROMISSORY NOTE (hereinafter, “Interests”).

The Principal amount plus Interests of this PROMISSORY NOTE shall be paid on [—]. If such date is a non-business day, then the payment shall be due on the next succeeding business day.

This PROMISSORY NOTE is part of a series of six promissory notes with successive maturities, subscribed by the Maker in favor of Payee on this same date. It is expressly agreed that if Maker fails to pay one or more of such promissory notes, Payee shall have the right to declare and present as due and payable the remaining promissory notes. Maker shall have the obligation to pay upon demand of the Payee the totality of the amounts established in the remaining promissory notes. Payee’s failure to exercise its right to declare and present as due and payable the remaining promissory notes upon Maker’s failure to pay any of the promissory notes, shall not constitute a waiver of Payee to exercise such right at any time or in the event of a further failure of Maker to pay any other promissory note. The foregoing without prejudice of any other rights that the Payee may have under this PROMISSORY NOTE.

Maker may prepay the total or partial balance of the Principal and Interests without premium or penalty.

In the event of late payment of Principal and Interests of this PROMISSORY NOTE, Interests shall increase from 5.45% (five point forty five percent) to 6.45% (six point forty five percent) from the date the default occurs, until the date the total and complete payment of the due amount is made.

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

Queda expresamente convenido que en caso de falta de pago a su vencimiento de Principal e/o Intereses, cualesquiera gastos y costas (incluyendo, sin limitar, honorarios de razonables abogados) en el que el Beneficiario o cualquier otro tenedor hubiere incurrido para el cobro o ejecución o pago forzoso de este PAGARÉ (judicial o extrajudicial), serán inmediatamente pagaderos y exigibles a opción del Beneficiario o cualquier otro tenedor de este PAGARÉ, quien podrá ejercitar cualquier derecho o acción que tenga el Beneficiario u otro tenedor, sin que el ejercicio de algún derecho o acción implique la renuncia de cualquier otro derecho o acción.

Todos los Intereses que cause este PAGARÉ se calcularán por el número exacto de días naturales transcurridos sobre la base de un año calendario de 360 (trescientos sesenta) días, y se causarán desde e incluyendo la fecha de suscripción de este PAGARÉ, y serán capitalizados anualmente.

La suma de Principal y los Intereses que cause este PAGARÉ serán pagaderos en Dólares, moneda del curso legal de los Estados Unidos de América, en fondos inmediatamente disponibles mediante depósito en la cuenta bancaria [—], en los Estados Unidos de América o en cualquiera otra cuenta bancaria que designe el Beneficiario u otro tenedor en los Estados Unidos de América. Dicha suma de Principal e Intereses (ordinarios y/o moratorios) deberá de hacerse libre de toda deducción, compensación o retención por cualquier impuesto, derecho, cargo o imposición fiscal, presente o futura, fincados sobre el presente PAGARÉ, sus rendimientos o el Beneficiario o cualquier tenedor, por los Gobiernos de los Estados Unidos Mexicanos o de los Estados Unidos de América, o de cualesquiera de sus entidades o subdivisiones políticas o autoridades impositivas, todos los cuales, si fueren aplicables, serán a cargo del Suscriptor.

El Suscriptor renuncia expresa e irrevocablemente al plazo de seis meses establecido en el Artículo 128 en relación con el Artículo 174, ambos de la Ley General de Títulos y Operaciones de Crédito de los Estados Unidos Mexicanos, para que el presente PAGARÉ, le sea presentado para su pago, teniéndose prorrogado dicho plazo a la fecha de su presentación para cobro.

El Suscriptor de este PAGARÉ y cualquier otra persona obligada o que en el futuro se obligue conforme a este documento, conjuntamente, renuncian en este acto a cualquier diligencia, demanda, protesto, o notificación, de cualquier clase en relación con este PAGARÉ. La falta de ejercicio por el Beneficiario de cualquiera de sus derechos conforme a este PAGARÉ, en cualquier

It is expressly agreed that if Maker defaults in the payment of Principal and/or Interests when due hereunder, any fees and expenses (including, without limitation, any reasonable attorneys’ legal fees) incurred by Payee or other holder hereof in collecting or enforcing the payment of this PROMISSORY NOTE (judicial or extrajudicial), shall become immediately due and payable at the option of Payee or other holder of this PROMISSORY NOTE, who may exercise any right or remedy available to Payee or other holder, which exercise of any right or remedy shall not be deemed a waiver to exercise any other right or remedy.

All Interest accrued under this PROMISSORY NOTE shall be computed on the actual number of calendar days elapsed, on the basis of a calendar year of 360 (three hundred and sixty) days, and shall be computed from and including the date of subscription of this PROMISSORY NOTE, and shall be compounded annually.

The Principal amount and Interests accrued under this PROMISSORY NOTE, shall be payable in Dollars, lawful currency of the United States of America, in immediately available funds by means of a deposit to account number [—] in the United States of America, or at such other bank account designated by Payee or other holder in the United States of America. Such Principal and Interests amount (ordinary and/or late payment interests) shall be made free and clear from any deduction, compensation or withholding for any taxes, imposts, charges or fiscal impositions, present or future, established against this PROMISSORY NOTE, its interest accrued, the Payee or any holder, by the Governments of the United Mexican States or the United States of America, or by any of their political entities or subdivisions or taxing authorities therein, all of which, if applicable, shall be the sole responsibility of Maker.

Maker expressly and irrevocably waives the six month term established in Article 128 of the General Law of Negotiable Instruments and Credit Operations of the United Mexican States in connection with Article 174 thereof for the presentation of this PROMISSORY NOTE for payment, in the understanding that said term is hereby tolled until the date of its presentation for payment.

Maker of this PROMISSORY NOTE and all other persons liable or to become liable on this PROMISSORY NOTE severally waive any diligence, presentment, demand, protest, or notice of nonpayment or dishonor with respect to this PROMISSORY NOTE.

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

instancia, no constituirá una renuncia a tales derechos.

El Suscriptor señala como su domicilio para todo lo relacionado con el presente PAGARÉ el ubicado en Ave. Gómez Morin 1111 Sur, Col. Carrizalejo, San Pedro Garza García, N.L., 66254, Estados Unidos Mexicanos (Atención: Alejandro Elizondo).

El Beneficiario señala como su domicilio para todo lo relacionado con el presente PAGARÉ el ubicado en One AT&T Plaza, 208 S. Akard; Room 3214, Dallas, TX 75202, Estados Unidos de América (Atención: [***]).

Este PAGARÉ se entenderá suscrito conforme a las leyes del Estado de Nueva York, Estados Unidos de América y para todos los efectos se interpretará de conformidad con las leyes de dicho Estado; en el entendido, sin embargo, que para cualquier acción o procedimiento legal instituido en relación con este PAGARÉ en los tribunales de los Estados Unidos Mexicanos, o cualquier subdivisión política del mismo, este PAGARÉ se considerará suscrito conforme a las leyes de los Estados Unidos Mexicanos y para dichos efectos será interpretado de conformidad con las leyes de los Estados Unidos Mexicanos. En cualquier acción o procedimiento derivado de o relativo a este PAGARÉ, el Suscriptor se somete expresamente a la jurisdicción de los tribunales competentes de la Ciudad de México, Distrito Federal, Estados Unidos Mexicanos, o a las cortes del Estado de Nueva York, en el condado de Nueva York, o de los Estados Unidos de América para el Distrito Sur de Nueva York, a elección del actor, por lo que el Suscriptor expresamente renuncia a cualquier otra jurisdicción a la que pudiere tener derecho, incluyendo pero sin limitar, la jurisdicción por razón de sus domicilios presentes o futuros o por razón del lugar de pago de este PAGARÉ o por cualquier otra razón.

Tanto el Suscriptor como el Beneficiario, renuncian, en la medida que la ley lo permita, a cualquier derecho a un juicio por jurado en cualquier procedimiento legal relacionado o que derive de este PAGARÉ.

Una vez realizado el pago o su equivalente de este PAGARÉ por el Suscriptor, el Beneficiario marcará este PAGARÉ como “cancelado” y lo entregará al Suscriptor a la brevedad.

El presente PAGARÉ consta de tres (3) hojas, y se suscribe en inglés y español, siendo ambas versiones obligatorias para el Suscriptor, y constituyen uno y el mismo PAGARÉ, en el entendido, sin embargo, que en caso de duda respecto de la correcta interpretación y entendimiento de este PAGARÉ, el texto en inglés prevalecerá en todos los casos; en el entendido, sin

Failure to exercise by the Payee of any of its rights hereunder in any instance shall not constitute a waiver of such rights.

Maker hereby designates Ave. Gómez Morin 1111 Sur, Col. Carrizalejo, San Pedro Garza García, N.L., 66254, United Mexican States (Attention: Alejandro Elizondo), as its domicile for everything related with this PROMISSORY NOTE.

Payee hereby designates One AT&T Plaza, 208 S. Akard; Room 3214, Dallas, TX 75202, United States of America (Attention: [***]), as its domicile for everything related with this PROMISSORY NOTE.

This PROMISSORY NOTE shall be deemed to be made under the laws of the State of New York, United States of America, and for all purposes shall be construed in accordance with the laws of such State; provided, however, that for any legal action or proceeding brought with respect to this PROMISSORY NOTE in the courts of the United Mexican States, or any political subdivision thereof, this PROMISSORY NOTE shall be deemed to be made under the laws of the United Mexican States and for such purposes shall be construed in accordance with the laws of the United Mexican States. In any action or proceeding arising out of or relating to this PROMISSORY NOTE, the Maker hereby explicitly submit to the jurisdiction of the competent courts of the Federal District, United Mexican States, or the courts of the State of New York in the county of New York, or of the United States of America for the Southern District of New York, at the election of the plaintiff, wherefore the Payee waive expressly any other jurisdiction to which it might have a right, including but not limited to, jurisdiction by reason of its present or future domiciles or by reason of the place of payment of this PROMISSORY NOTE or by any other reason.

Each of the Maker and the Payee hereby waive, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or related to this PROMISSORY NOTE.

Upon payment or other satisfaction of this PROMISSORY NOTE by the Maker, the Payee shall mark this PROMISSORY NOTE as “cancelled” and shall promptly return this cancelled PROMISSORY NOTE to the Maker.

This PROMISSORY NOTE is comprised of three (3) pages and is executed in an English and a Spanish version, both of which shall bind the Maker and constitute one and the same PROMISSORY NOTE;

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

embargo, que en el supuesto en el que se ejerza cualquier acción o procedimiento legal en los tribunales de los Estados Unidos Mexicanos (o cualquier subdivisión política del mismo) en términos de este PAGARÉ, el texto en español prevalecerá.

Este PAGARÉ se suscribe en [—], [—], el [—] de [—]de 201[—].

provided, however, that in case of doubt as to the proper interpretation and construction of this PROMISSORY NOTE, the English text shall be controlling in all cases; provided, however, that when any legal action or proceeding is brought in the courts of the United Mexican States (or any political subdivision thereof) under the terms of this PROMISSORY NOTE, the Spanish text shall prevail.

This PROMISSORY NOTE is executed in [—], [—],on [—], 201[—].

Alfa, S.A.B. de C.V.

Por:

Apoderado/Attorney-in-Fact

EXHIBIT C

PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”), CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SEC. THIS INFORMATION HAS BEEN DENOTED BY ASTERISKS [***].

Exhibit D

Calculation of Adjusted Differential Amount

[***]

EXHIBIT D